UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

777 East Wisconsin Avenue, 10th Floor

Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2021

1919 FINANCIAL SERVICES FUND

1919 MARYLAND TAX-FREE INCOME FUND

1919 SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents

1919 Financial Services Fund
Letter to shareholders	1
Fund performance	3
Fund expenses	5
Fund at a glance	6
Schedule of investments	7
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
1919 Maryland Tax-Free Income Fund
Letter to shareholders	16
Fund performance	19
Fund expenses	21
Fund at a glance	22
Schedule of investments	23
Statement of assets and liabilities	27
Statement of operations	28
Statements of changes in net assets	29
Financial highlights	30
1919 Socially Responsive Balanced Fund
Letter to shareholders	33
Fund performance	36
Fund expenses	38
Fund at a glance	39
Schedule of investments	40
Statement of assets and liabilities	48
Statement of operations	49
Statements of changes in net assets	50
Financial highlights	51
Notes to financial statements	54
Report of independent registered public accounting firm	67
Other information	69
Approval of investment advisory agreement	71
Trustee and officer information	74
Privacy notice	77
Directory of Funds' service providers	Back Cover

1919 Funds 2021 Annual Report

1919 Financial Services Fund
Letter to Shareholders (unaudited)

Dear Shareholder,

2021 was a year of recovery and transition as the COVID pandemic continued and new variants ebbed and flowed across the globe. The US economy recovered with real GDP growth at 5.7%, and unemployment declined precipitously to 3.9% from the 14.7% reached in April 2020. The big surprise for the equity markets in 2021 was the resilience of companies during the pandemic. The ability of businesses to manage through COVID-related disruptions led to much better than anticipated profit margin expansion and earnings growth. As a result, the equity markets performed better than expected. Persistently low interest rates have driven investors to the equity market, as there were few alternatives to stocks for growth.

Bank and many financial stocks benefited from improving expectations for economic activity, loan growth and expanding margins. As we look forward to 2022, loan growth, rising rates and low levels of loan losses will drive profit growth for banks. However, investments in technology and wage inflation pressures will offset some of these positive earnings drivers. The sector continues to benefit from attractive relative valuations when compared with the broader market.

For the twelve months ended December 31, 2021, the 1919 Financial Services Fund I Shares returned 31.16%. The Fund's unmanaged benchmarks, the S&P 500 Index and S&P 500 Financials Index, returned 28.71% and 35.04%, respectively, for the same period.

How did we respond to these changing market conditions?

The changes to the Fund's investments were stock specific. We added opportunistically to a number of regional and large cap banks, capital markets, and fintech companies. We pared back or sold several positions with that were more fully valued to better position the portfolio for the continued recovery and a higher rate environment.

What were the leading contributors to performance?

Our selections within regional and large diversified banks and capital markets contributed the most to performance. The top five performing stocks were Coastal Financial Corp., Silvergate Capital Corp., Level One Bancorp Inc., American Financial

1919 Funds 2021 Annual Report

1919 Financial Services Fund
Letter to Shareholders (unaudited) (cont'd)

Group Inc., and Western Alliance Bancorp. These stocks benefitted from strong underlying growth and recovery from depressed 2020 levels.

What were the leading detractors to performance?

The five stocks that performed the worst were Global Payments Inc., PayPal Holdings Inc., i3 Verticals Inc., Fidelity National Information Services Inc., and Fiserv Inc. These stocks lagged due to shifting investor views over valuation and potential changes in their competitive landscape.

Thank you for your investment in 1919 Financial Services Fund. As always we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Charles C. King, CFA
Portfolio Manager &
Chief Investment Officer
1919 Investment Counsel, LLC

S&P 500 Index — The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

S&P 500 Financials Index — The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector.

One cannot invest directly in an index.

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Opinions expressed herein are as of 12/31/21 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2021 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years, and assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2021 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2021

	1 Year	5 Years	10 Years
1919 Financial Services Fund Class A
With Sales Charges†
Class A	23.36%	9.22%	14.35%
Class C	28.88	9.72	14.22
Without Sales Charges
Class A	30.88	10.52	15.03
Class C	29.88	9.72	14.22
Class I	31.16	10.81	15.39
S&P 500 Index(i)	28.71	18.47	16.55
S&P Financials Index(ii)	35.04	13.25	16.30

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2021, the total annual operating expense ratios for Class A, Class C and Class I were 1.46%, 2.16% and 1.17% respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The S&P 500 Financials Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.61%	$1,000.00	$1,076.10	1.35%	$7.07
Class C	7.23	1,000.00	1,072.30	2.06	10.75
Class I	7.73	1,000.00	1,077.30	1.08	5.67

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,018.40	1.35%	$6.87
Class C	2.52	1,000.00	1,014.83	2.06	10.45
Class I	2.52	1,000.00	1,019.74	1.08	5.52

1  For the six months ended December 31, 2021.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2021 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2021 Annual Report

Schedule of investments

December 31, 2021

1919 Financial Services Fund

Security	Shares	Value
Common Stocks — 97.9%
Capital Markets — 5.0%
Ameriprise Financial Inc.	18,425	$5,558,086
CME Group Inc.	25,500	5,825,730
Total Capital Markets		11,383,816
Commercial Banks — 55.7%
Bank of America Corp.	271,000	12,056,790
Banner Corp.	80,142	4,862,215
BOK Financial Corp.	8,314	877,044
Coastal Financial Corp/WA*	75,000	3,796,500
Columbia Banking System Inc.	68,805	2,251,299
Comerica Inc.	12,000	1,044,000
Farmers & Merchants Bank of Long Beach	200	1,606,000
Fifth Third Bancorp	88,400	3,849,820
First Financial Bancorp	57,000	1,389,660
First Foundation Inc.	133,000	3,306,380
First Republic Bank/CA	22,000	4,543,220
First Western Financial Inc.*	77,000	2,337,720
Glacier Bancorp Inc.	54,362	3,082,325
Goldman Sachs Group Inc/The	8,100	3,098,655
HBT Financial Inc.	60,000	1,123,800
Heritage Financial Corp.	128,000	3,128,320
Huntington Bancshares Inc/OH	86,024	1,326,490
JPMorgan Chase & Co.	68,600	10,862,810
Level One Bancorp Inc.	37,000	1,459,280
Pacific Premier Bancorp Inc.	96,263	3,853,408
PayPal Holdings Inc.*	11,700	2,206,386
PNC Financial Services Group Inc.	18,000	3,609,360
QCR Holdings Inc.	80,300	4,496,800
Silvergate Capital Corp., Class A*	10,800	1,600,560
SmartFinancial Inc.	61,000	1,668,960
South State Corp.	47,309	3,789,924
Sterling Bancorp	180,200	4,647,358
Stock Yards Bancorp Inc.	70,000	4,471,600
SVB Financial Group*	12,900	8,749,296
Truist Financial Corp.	96,905	5,673,788
U.S. Bancorp	94,000	5,279,980
Univest Corp. of Pennsylvania	55,126	1,649,370
Webster Financial Corp.	49,695	2,774,969
Western Alliance Bancorp	52,000	5,597,800
Total Commercial Banks		126,071,887

1919 Funds 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

1919 Financial Services Fund

Security	Shares	Value
Diversified Financial Services — 9.4%
Alerus Financial Corp.	65,000	$1,903,200
Charles Schwab Corp.	116,000	9,755,600
Intercontinental Exchange Inc.	41,000	5,607,570
Voya Financial Inc.	60,000	3,978,600
Total Diversified Financial Services		21,244,970
Insurance — 12.2%
American Financial Group Inc.	22,650	3,110,298
Brown & Brown Inc.	64,000	4,497,920
Chubb Limited	46,800	9,046,908
Hanover Insurance Group Inc.	32,000	4,193,920
Marsh & McLennan Cos Inc.	27,500	4,780,050
RenaissanceRe Holdings Ltd	12,000	2,031,960
Total Insurance		27,661,056
IT Services — 9.7%
Black Knight Inc.*	32,000	2,652,480
Fidelity National Information Services Inc.	24,787	2,705,501
Fiserv Inc.*	34,680	3,599,437
Global Payments Inc.	24,199	3,271,221
I3 Verticals Inc., Class A Shares*	82,480	1,879,719
Visa Inc., Class A Shares	36,000	7,801,560
Total IT Services		21,909,918
Professional Services — 0.5%
Verisk Analytics Inc. Class A Shares	5,500	1,258,015
Total Professional Services		1,258,015
Real Estate Investment Trusts (REITs) — 1.6%
Crown Castle International Corp.	8,000	1,669,920
Prologis Inc.	12,000	2,020,320
Total Real Estate Investment Trusts (REITs)		3,690,240
Thrifts & Mortgage Finance — 3.8%
Bridgewater Bancshares Inc.*	143,000	2,529,670
FS Bancorp Inc.	34,000	1,143,420
Riverview Bancorp Inc.	90,000	692,100
Territorial Bancorp Inc.	53,000	1,338,250
WSFS Financial Corp.	56,803	2,846,966
Total Thrifts & Mortgage Finance		8,550,406
Total Common Stocks (Cost — $109,138,705)		221,770,308

1919 Funds 2021 Annual Report

1919 Financial Services Fund

Security	Shares	Value
Short-Term Investment — 2.2%
Fidelity Investments Money Market — Government Portfolio — Class I — 0.01%(a)	4,910,162	$4,910,162
Total Short-Term Investment (Cost — $4,910,162)		4,910,162
Total Investments — 100.1% (Cost — $114,048,867)		226,680,470
Liabilities in Excess of Other Assets — (0.1)%		(285,183)
Total Net Assets — 100.0%		$226,395,287

Notes:

*  Non-income producing security

(a)  The rate reported is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Financial Services Fund

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in securities at value (cost $114,048,867)	$226,680,470
Foreign currency at value (cost $18,177)	18,445
Receivable for Fund shares sold	108,314
Dividends and interest receivable	223,435
Prepaid expenses	28,356
Total Assets	227,059,020
Liabilities:
Payable for Fund shares repurchased	204,659
Advisory fees payable	151,246
Distribution fees payable	166,547
Accrued other expenses	141,281
Total Liabilities	663,733
Net Assets	$226,395,287
Components of Net Assets:
Paid-in capital	$112,957,285
Total distributable earnings	113,438,002
Net Assets	$226,395,287
Class A:
Net Assets	$86,303,141
Issued and Outstanding (unlimited shares authorized, no par value)	2,577,237
Net Asset Value, Redemption Price and Offering Price Per Share	$33.49
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$35.53
Class C:
Net Assets	$36,122,314
Issued and Outstanding (unlimited shares authorized, no par value)	1,193,289
Net Asset Value, Redemption Price* and Offering Price Per Share	$30.27
Class I:
Net Assets	$103,969,832
Issued and Outstanding (unlimited shares authorized, no par value)	3,073,808
Net Asset Value, Redemption Price and Offering Price Per Share	$33.82

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (see Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Financial Services Fund

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividend income (Net of foreign tax of $293)	$4,095,558
Interest income	500
Total Investment Income	4,096,058
Expenses:
Advisory fees (Note 3)	1,681,402
Distribution fees (Note 6)	536,414
Transfer agent fees and expenses (Note 3 & Note 6)	304,910
Administration and fund accounting fees (Note 3)	133,268
Registration fees	52,428
Shareholder reporting fees	28,621
Custody fees (Note 3)	21,737
Legal fees	21,185
Trustee fees (Note 3)	15,818
Audit fees	15,502
Compliance fees (Note 3)	6,072
Insurance fees	3,004
Miscellaneous	11,579
Total Expenses	2,831,940
Net Investment Income	1,264,118
Realized and Unrealized Gain on Investments and Foreign Currency
Net realized gain on investments	8,782,720
Net change in unrealized appreciation/depreciation on:
Investments	41,702,271
Foreign Currency	115
Net Change in Unrealized Appreciation/Depreciation	41,702,386
Net Realized and Unrealized Gain on Investments	50,485,106
Net Increase in Net Assets Resulting From Operations	$51,749,224

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Financial Services Fund

Statements of changes in net assets

For the Year Ended December 31,	2021	2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,264,118	$1,296,263
Net realized gain on investments	8,782,720	7,237,122
Net change in unrealized appreciation/depreciation	41,702,386	(22,489,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,749,224	(13,956,573)
Distributions to Shareholders:
Class A	(3,995,325)	(3,361,622)
Class C	(1,669,186)	(1,214,056)
Class I	(5,192,681)	(3,288,635)
Total Distributions to Shareholders	(10,857,192)	(7,864,313)
Capital Transactions:
Net proceeds from shares sold	61,570,850	31,173,827
Reinvestment of distributions	10,094,813	7,298,860
Cost of shares repurchased	(46,959,220)	(73,071,488)
Net Increase (Decrease) in Net Assets from Capital Transactions	24,706,443	(34,598,801)
Total Increase (Decrease) in Net Assets	65,598,475	(56,419,687)
Net Assets:
Beginning of year	160,796,812	217,216,499
End of year	$226,395,287	$160,796,812

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Financial Services Fund

Financial highlights

Per share data for a share outstanding for each year end presented.

Class A Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$26.87	$28.27	$22.77	$27.16	$23.69
Income from investment operations:
Net investment income[1]	0.19	0.20	0.17	0.05	0.04
Net realized and unrealized gain (loss) on investments	8.05	(0.23)	6.42	(4.08)	3.43
Total income (loss) from investment operations	8.24	(0.03)	6.59	(4.03)	3.47
Less distributions:
From net investment income	(0.15)	(0.25)	(0.17)	(0.01)	—
From net realized gain on investments	(1.47)	(1.12)	(0.92)	(0.35)	—
Total distributions	(1.62)	(1.37)	(1.09)	(0.36)	—
Net asset value, end of year	$33.49	$26.87	$28.27	$22.77	$27.16
Total return[2]	30.88%	0.05%	29.10%	(14.93%)	14.65%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$86,303	$67,047	$78,401	$71,082	$118,310
Ratios to average net assets Gross expenses	1.36%	1.46%	1.37%	1.33%	1.37%
Net Expenses[3]	1.36	1.46	1.37	1.33	1.37
Net investment income	0.59	0.86	0.64	0.19	0.16
Portfolio turnover rate[4]	10%	2%	8%	18%	4%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.46%. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Financial Services Fund

Financial highlights (cont'd)

Per share data for a share outstanding for each year end presented.

Class C Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.48	$25.82	$20.88	$25.12	$22.07
Income from investment operations:
Net investment income (loss)[1]	(0.04)	0.03	(0.02)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	7.30	(0.23)	5.88	(3.76)	3.18
Total income (loss) from investment operations	7.26	(0.20)	5.86	(3.89)	3.05
Less distributions:
From net investment income	—	(0.02)	—	—	—
From net realized gain on investments	(1.47)	(1.12)	(0.92)	(0.35)	—
Total distributions	(1.47)	(1.14)	(0.92)	(0.35)	—
Net asset value, end of year	$30.27	$24.48	$25.82	$20.88	$25.12
Total return[2]	29.88%	(0.64%)	28.21%	(15.57%)	13.82%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$36,122	$26,404	$40,880	$46,763	$53,667
Ratios to average net assets Gross expenses	2.07%	2.16%	2.09%	2.05%	2.08%
Net Expenses[3]	2.07	2.16	2.09	2.05	2.08
Net investment income (loss)	(0.12)	0.15	(0.09)	(0.52)	(0.55)
Portfolio turnover rate[4]	10%	2%	8%	18%	4%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.13%. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

Per share data for a share outstanding for each year end presented.

Class I Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$27.18	$28.56	$22.98	$27.41	$23.90
Income from investment operations:
Net investment income[1]	0.29	0.27	0.24	0.13	0.11
Net realized and unrealized gain (loss) on investments	8.11	(0.22)	6.50	(4.13)	3.45
Total income (loss) from investment operations	8.40	0.05	6.74	(4.00)	3.56
Less distributions:
From net investment income	(0.29)	(0.31)	(0.24)	(0.08)	(0.05)
From net realized gain on investments	(1.47)	(1.12)	(0.92)	(0.35)	—
Total distributions	(1.76)	(1.43)	(1.16)	(0.43)	(0.05)
Net asset value, end of year	$33.82	$27.18	$28.56	$22.98	$27.41
Total return[2]	31.16%	0.35%	29.49%	(14.72%)	14.95%[5]
Supplemental data and ratios:
Net assets, end of year (in thousands)	$103,970	$67,346	$97,936	$104,664	$80,979
Ratios to average net assets Gross expenses	1.09%	1.17%	1.09%	1.06%	1.11%
Net Expenses[3]	1.09	1.17	1.09	1.06	1.10
Net investment income	0.87	1.14	0.92	0.49	0.44
Portfolio turnover rate[4]	10%	2%	8%	18%	4%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. See Note 3. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.05%. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

5  Total return reflects adjustments to conform to generally accounting principles.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to Shareholders (unaudited)

Dear Shareholder,

Tax-free bonds generated modest returns for calendar year 2021, despite a relatively strong finish to the year. The Maryland Municipal Lipper peer group provided a 1.81% return for the reporting period, as flows into municipal bond mutual funds remained resilient while new issuance within the Maryland market was down 8.2% versus 2020's volume totals. In this environment of stable to slightly lower yields, the 1919 Maryland Tax-Free Fund generated a 0.83% return for the reporting period, underperforming the peer group by 98 basis points. The Fund's high cash position combined with the short duration nature of our current holdings held back our results, although we remain comfortable with our positioning heading into 2022 as interest rates are rising meaningfully with the turn of the calendar.

As we have communicated for some time, we have built a defensive portfolio in anticipation of tax-free interest rates rising from record lows seen as recently as last summer. While the near-term outlook for tax increases is unclear with the demise of President Biden's Build Back Better plan, it remains likely that marginal tax rates land somewhat higher versus current levels and serve as a tailwind for tax-free bond demand moving forward. However, while fund flows were positive for all but one week in 2021, the actual dollars invested into tax-free funds diminished over time. Should meaningful tax increases not materialize in an environment where rising interest rates are pressuring municipal bond prices, we could see a heavy outflow cycle that will reinforce a difficult market. In addition, forecasts for municipal bond issuance in the coming year anticipate a pick-up in volume, as issuers rush to the market to fund deferred capital projects before financing costs meaningfully rise. The prospect of heavy supply concurrent with waning demand concerns us, and we are committed to maintaining liquidity for redemptions first and foremost, while preserving dry powder to eventually deploy in a more additive yield environment in coming quarters.

It is important to note that munis remain priced at barely breakeven versus after-tax Treasury yields even in the potential 39.6% bracket. Therefore, we believe the market impact of changes in tax policy are already largely reflected in bond

1919 Funds 2021 Annual Report

prices, and macro trends and resultant Fed policy should be the primary determinate of performance moving forward. The Federal Reserve is expected to have completed its tapering of bond purchases by the end of the first quarter and now seems committed to raising overnight rates soon thereafter. Inflation continues to run rampant with supply chain issues unlikely to resolve in a "transitory" manner, and quantitative tightening (i.e. shrinking the Fed's balance sheet) is likely to commence by the end of this year. With headlines of inflation hitting 39 year highs as the Consumer Price Index hit 7% in December and ten-year Treasury yields marching towards 2%, it is possible investors may reduce their bond holdings in anticipation of even higher yields. Should the forecasted heavy volume materialize, deals will need to price at cheaper levels, further pressuring the market.

Given the prevailing level of yields remains historically low, the risk/return equation remains asymmetric to us, with better odds of principal losses when rates rise further compared to unlikely price appreciation should yields fall meaningfully from here. We have consistently maintained a portfolio duration in the low to mid-3 range during the past year, which is conservative. We believe it remains the proper stance. In addition, we have conserved a high cash balance, primarily because the yield pick-up to deploy the money would not have meaningfully added to the Fund's distribution yield given the historically low interest rate environment. It does not make sense to add risk to the portfolio without the benefit of incremental yield, and we view cash as a zero-duration fixed income security. This stance was an easy decision since the opportunity cost of staying in cash remains low with non-cash yields still offering little more in return. Until the current environment materially changes, we will remain defensive and look for better entry points as rates normalize in sympathy with the Federal Reserve's unwinding of its unprecedented stimulus and liquidity facilities.

Sincerely,

R. Scott Pierce, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lauren K. Webb, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/21 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

Lipper Rankings represent a fund's total-return rank relative to all funds that have the same Lipper Category. The highest rank

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to Shareholders (unaudited) (cont'd)

is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Lipper total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Mutual fund investing involves risk; Principal loss is possible. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of Maryland issues. The Fund is susceptible to adverse economic, political, tax, or regulatory changes specific to Maryland, which may magnify other risks and make the Fund more volatile than a municipal bond fund that invests in more than one state. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. Please see the Fund's prospectus for a more complete discussion of these and other risks, and the Fund's investment strategies.

Nothing contained in this communication constitutes tax or investment advice.

Investors must consult their tax advisor for advice and information concerning their particular situation.

1919 Funds are distributed by Quasar Distributors, LLC.

Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. One cannot invest in an index.

Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

1919 Funds 2021 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years, and assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2021 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2021

	1 Year	5 Years	10 Years
1919 Maryland Tax-Free Income Fund
With Sales Charges†
Class A	-3.67%	1.41%	1.88%
Class C	-0.94	1.74	1.75
Without Sales Charges
Class A	0.61	2.30	2.32
Class C	0.06	1.74	1.75
Class I	0.83	2.45	2.48
Bloomberg Barclays Municipal Bond Index(i)	1.52	4.17	3.72

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 4.25% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2021, the total gross annual operating expense ratios for Class A, Class C and Class I were 1.09%, 1.62% and 0.96%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 0.75%(ii), 1.30%(ii) and 0.60%(ii), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index was previously named the Barclays Municipal Bond Index.

(ii)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2023.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.16%	$1,000.00	$1,001.60	0.75%	$3.78
Class C	-0.12	1,000.00	998.80	1.30	6.56
Class I	0.23	1,000.00	1,002.30	0.60	3.02

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,021.43	0.75%	$3.82
Class C	2.52	1,000.00	1,018.65	1.30	6.62
Class I	2.52	1,000.00	1,022.19	0.60	3.05

1  The six months ended December 31, 2021.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2021 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2021 Annual Report

Schedule of investments

December 31, 2021

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.9%
Education — 12.0%
Maryland Stadium Authority	5.000%	5/1/42	$2,000,000	$2,441,243
Maryland State EDC, Student Housing Revenue Bonds:
Maryland Economic Development Corp.	5.000%	7/1/36	250,000	279,165
Salisbury University Project	5.000%	6/1/27	455,000	477,562
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	1,910,333
University of Maryland, College Park Projects	5.000%	7/1/31	500,000	548,571
Washington College, Town of Chestertown MD	5.000%	3/1/28	500,000	608,739
Maryland State Health & Higher EFA Revenue Bonds:
Good Samaritan Hospital of Maryland(a)	0.080%	4/1/35	2,400,000	2,400,000
Good Samaritan Hospital of Maryland(a)	0.100%	4/1/35	1,100,000	1,100,000
Maryland Institute College of Art	4.000%	6/1/42	250,000	271,998
Stevenson University	4.000%	6/1/34	500,000	589,437
Total Education				10,627,048
Health Care — 30.9%
County of Baltimore, Maryland
Oak Crest Village Inc.	5.000%	1/1/30	495,000	570,431
Oak Crest Village Inc.	4.000%	1/1/40	500,000	574,169
Riderwood Village Obligated Group	4.000%	1/1/45	1,000,000	1,149,609
County of Prince George's, MD, COPS	3.000%	10/1/31	2,500,000	2,738,398
Maryland State EDC, Howard Hughes Medical Institute(a)	0.110%	2/15/43	3,100,000	3,100,000
Maryland State Health & Higher EFA Revenue Bonds:
Adventist Healthcare Obligated Group	5.000%	1/1/33	2,500,000	3,260,559
Adventist Rehabilitation Hospital	5.500%	1/1/27	1,250,000	1,526,916
Broadmead Inc.	4.250%	7/1/40	1,150,000	1,275,258
Greater Baltimore Medical Center Inc.(a)	0.200%	7/1/25	500,000	500,000
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	4,060,111
James Lawrence Kernan Hospital(a)	0.080%	7/1/41	4,020,000	4,020,000
Luminis Health Obligated Group(a)	0.100%	7/1/43	1,000,000	1,000,000
MedStar Health Obligated Group	5.000%	5/15/42	2,000,000	2,413,406
UPMC Obligated Group	4.000%	4/15/45	1,000,000	1,160,789
Total Health Care				27,349,646
Housing — 13.6%
Maryland Community Development Administration Local Government Infrastructure	4.000%	6/1/47	1,000,000	1,116,107
Maryland State Community Development Administration, Department of Housing and Community Development:
Bolton North LP	3.350%	9/15/34	1,000,000	1,072,223
Kirkwood House Preservation LP (a)	0.100%	12/1/38	1,800,000	1,800,000
Maryland Community Development Administration Residential Revenue (a)	0.130%	9/1/40	2,600,000	2,600,000

1919 Funds 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Housing — continued
Montgomery County Housing Opportunites Commission(a)	0.100%	1/1/41	$3,000,000	$3,000,000
Montgomery County Housing Opportunites Commission	3.050%	7/1/44	1,000,000	1,068,164
Montgomery County Housing Opportunities Commission(a)	0.110%	1/1/49	1,385,000	1,385,000
Total Housing				12,041,494
Industrial Revenue — 0.6%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	480,000	481,407
Total Industrial Revenue				481,407
Leasing — 1.1%
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,002,090
Total Leasing				1,002,090
Local General Obligation — 14.2%
Anne Arundel County, Maryland, GO Bonds, Water & Sewer	4.000%	4/1/27	1,150,000	1,201,101
County of Baltimore, Maryland	5.000%	3/1/30	1,000,000	1,208,981
County of Howard, Maryland	4.000%	8/15/45	2,000,000	2,378,996
County of Montgomery, Maryland(a)	0.100%	11/1/37	3,775,000	3,775,000
County of Prince George's, Maryland	5.000%	7/15/40	1,750,000	2,174,346
State of Maryland	4.000%	8/1/29	500,000	528,051
State of Maryland	5.000%	3/15/31	1,000,000	1,216,296
Total Local General Obligation				12,482,771
Pre-Refunded/Escrowed to Maturity(b) — 7.2%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,080,000	3,309,865
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	3.000%	2/15/29	3,000,000	3,092,671
Total Pre-Refunded/Escrowed to Maturity				6,402,536
Public Services — 4.0%
Maryland State Stadium Authority Sports Facilities Lease Revenue(a)	0.080%	3/1/26	3,550,000	3,550,000
Total Public Services				3,550,000
Transportation — 8.8%
Maryland Economic Development Corp., Air Cargo Obligated Group	4.000%	7/1/44	1,795,000	2,052,962
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	4.000%	5/1/30	3,000,000	3,541,736
Maryland State Transportation Authority Transportation Facilities Project Revenue	3.000%	7/1/31	2,000,000	2,181,704
Total Transportation				7,776,402

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Water & Sewer — 6.5%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	$315,000	$322,483
Water Projects, FGIC	5.000%	7/1/24	310,000	317,073
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds(a)	0.080%	6/1/23	3,950,000	3,950,000
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.000%	6/1/37	1,000,000	1,189,434
Total Water & Sewer				5,778,990
Total Municipal Bonds (Cost — $82,763,662)				87,492,384
Investments in Securities at Value — 98.9% (Cost — $82,763,662)				87,492,384
Other Assets in Excess of Liabilities — 1.1%				951,563
Total Net Assets — 100.0%				$88,443,947

(a)  Variable rate security. Rate is determined on a periodic basis by Remarketing Agents to make a market for the bonds. Interest rate disclosed is rate at period end.

(b)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

Abbreviations used in this schedule:

AMBAC  — American Municipal Bond Assurance Corporation — Insured Bonds

COPS  — Community Oriented Policing Services

EDC  — Economic Development Corporation

EDR  — Economic Development Revenue

EFA  — Educational Facilities Authority

FGIC  — Financial Guaranty Insurance Company — Insured Bonds

GO  — General Obligation

LP  — Limited Partnership

1919 Funds 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

1919 Maryland Tax-Free Income Fund

Ratings table (unaudited)*

Standard & Poor's/Moody's/Fitch**
AAA/Aaa	34.1%
AA/Aa	38.8%
A	11.9%
BBB/Baa	14.2%
BB/Bb	1.0%
100.0%

*  As a percentage of total investments.

**  The ratings shown are based on each portfolio security's rating as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in securities at value (cost $82,763,662)	$87,492,384
Cash	335,518
Receivable for Fund shares sold	90,855
Interest receivable	701,174
Prepaid expenses	19,300
Total Assets	88,639,231
Liabilities:
Payable for Fund shares repurchased	60,950
Distributions to shareholders	10,483
Advisory fees payable	23,384
Distribution fees payable	23,033
Accrued other expenses	77,434
Total Liabilities	195,284
Net Assets	$88,443,947
Components of Net Assets:
Paid-in capital	$85,532,607
Total accumulated gain	2,911,340
Net Assets	$88,443,947
Class A:
Net Assets	$54,353,407
Issued and Outstanding (unlimited shares authorized, no par value)	3,446,063
Net Asset Value and Redemption Price	$15.77
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$16.47
Class C:
Net Assets	$5,454,382
Issued and Outstanding (unlimited shares authorized, no par value)	345,795
Net Asset Value, Redemption Price* and Offering Price Per Share	$15.77
Class I:
Net Assets	$28,636,158
Issued and Outstanding (unlimited shares authorized, no par value)	1,814,722
Net Asset Value, Redemption Price and Offering Price Per Share	$15.78

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (see Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest Income	$1,930,547
Expenses:
Advisory fees (Note 3)	488,561
Distribution fees (Note 6)	126,990
Transfer agent fees and expenses (Note 3 & Note 6)	108,272
Administration and fund accounting fees (Note 3)	98,836
Registration fees	38,415
Legal fees	21,180
Audit fees	20,601
Trustee fees (Note 3)	15,774
Shareholder reporting fees	10,741
Compliance fees (Note 3)	6,218
Custody fees (Note 3)	4,792
Insurance fees	2,387
Miscellaneous	9,823
Total Expenses	952,590
Expenses waived by the Adviser (Note 3)	(292,964)
Net Expenses	659,626
Net Investment Income	1,270,921
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain	745,960
Net Change in Unrealized Appreciation/Depreciation	(1,436,940)
Net Realized and Unrealized Loss on Investments	(690,980)
Net Increase in Net Assets Resulting from Operations	$579,941

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund

Statements of changes in net assets

For the Year Ended December 31,	2021	2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,270,921	$1,892,705
Net realized gain on investments	745,960	16,885
Net change in unrealized appreciation/depreciation on investments	(1,436,940)	1,146,136
Net Increase in Net Assets Resulting from Operations	579,941	3,055,726
Distributions to shareholders:
Class A	(794,757)	(1,247,401)
Class C	(55,173)	(124,987)
Class I	(420,979)	(520,317)
Total Distributions to Shareholders	(1,270,909)	(1,892,705)
Capital Transactions:
Net proceeds from shares sold	13,539,503	14,557,238
Reinvestment of distributions	1,126,895	1,654,461
Cost of shares repurchased	(13,097,678)	(13,960,344)
Net Increase in Net Assets from Capital Transactions	1,568,720	2,251,355
Total Increase in Net Assets	877,752	3,414,376
Net Assets:
Beginning of year	87,566,195	84,151,819
End of year	$88,443,947	$87,566,195

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights

Per share data for a share outstanding for each year end presented.

Class A Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.90	$15.68	$15.34	$15.63	$15.86
Income from investment operations:
Net investment income[1]	0.23	0.35	0.40	0.45	0.44
Net realized and unrealized gain (loss) on investments	(0.14)	0.22	0.34	(0.29)	(0.23)
Total income from investment operations	0.09	0.57	0.74	0.16	0.21
Less distributions:
From net investment income	(0.22)	(0.35)	(0.40)	(0.45)	(0.44)
Total distributions	(0.22)	(0.35)	(0.40)	(0.45)	(0.44)
Net asset value, end of year	$15.77	$15.90	$15.68	$15.34	$15.63
Total return[2]	0.61%	3.70%	4.87%	1.04%	1.34%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$54,353	$55,439	$57,000	$55,710	$69,068
Ratios to average net assets Gross expenses	1.08%	1.09%	1.07%	1.04%	0.97%
Net Expenses[3]	0.75	0.75[4]	0.75[4]	0.75	0.75
Net investment income	1.42	2.24	2.57	2.92	2.80
Portfolio turnover rate[5]	26%	27%	21%	43%	23%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

Per share data for a share outstanding for each year end presented.

Class C Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.90	$15.68	$15.34	$15.63	$15.86
Income from investment operations:
Net investment income[1]	0.14	0.27	0.32	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.13)	0.22	0.34	(0.29)	(0.23)
Total income from investment operations	0.01	0.49	0.66	0.07	0.12
Less distributions:
From net investment income	(0.14)	(0.27)	(0.32)	(0.36)	(0.35)
Total distributions	(0.14)	(0.27)	(0.32)	(0.36)	(0.35)
Net asset value, end of year	$15.77	$15.90	$15.68	$15.34	$15.63
Total return[2]	0.06%	3.13%	4.29%	0.49%	0.78%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$5,454	$7,436	$7,875	$14,421	$17,562
Ratios to average net assets Gross expenses	1.61%	1.62%	1.61%	1.59%	1.54%
Net Expenses[3]	1.30	1.30[4]	1.30[4]	1.30	1.30
Net investment income	0.89	1.70	2.07	2.37	2.25
Portfolio turnover rate[5]	26%	27%	21%	43%	23%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights (cont'd)

Per share data for a share outstanding for each year end presented.

Class I Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.90	$15.69	$15.35	$15.63	$15.87
Income from investment operations:
Net investment income[1]	0.25	0.37	0.42	0.47	0.46
Net realized and unrealized gain (loss) on investments	(0.12)	0.22	0.34	(0.28)	(0.24)
Total income from investment operations	0.13	0.59	0.76	0.19	0.22
Less distributions:
From net investment income	(0.25)	(0.38)	(0.42)	(0.47)	(0.46)
Total distributions	(0.25)	(0.38)	(0.42)	(0.47)	(0.46)
Net asset value, end of year	$15.78	$15.90	$15.69	$15.35	$15.63
Total return[2]	0.83%	3.79%	5.02%	1.26%	1.43%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$28,636	$24,691	$19,277	$14,256	$15,411
Ratios to average net assets Gross expenses	0.94%	0.96%	0.93%	0.90%	0.88%
Net Expenses[3]	0.60	0.60[4]	0.60[4]	0.60	0.60
Net investment income	1.57	2.38	2.69	3.06	2.94
Portfolio turnover rate[5]	26%	27%	21%	43%	23%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.

5  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund
Letter to Shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Socially Responsive Balanced Fund ("the Fund") through December 31, 2021.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to the Financials and decreased exposure to Information Technology, Communication Services, and Consumer Staples sectors. During the second half of the year we added to the Materials and Consumer Discretionary sectors and decreased exposure to the Health Care, Information Technology and Consumer Staples sectors.

Throughout the year, we remained overweight in the Health Care, Financials, Industrials, and Information Technology sectors and maintained our underweight positioning in the Energy, Real Estate, and Utilities sectors.

In the fixed-income portion of the Fund, we remained overweight Corporates and were active in the new issue market given the near record issuance. We continued to add green, sustainability and social impact bonds, which companies issued with greater frequency during the year. As rates began 2021 at very low levels and the 10-year/2-year Treasury curve was relatively flat, we had expected a steepening of the curve and avoided the ultra-long end, purchasing primarily in the 7-10 year part of the maturity spectrum.

In the equity portion of the Fund, our stock selection in the Industrials, Communication Services, Real Estate, Information Technology, Consumer Staples, Health Care and Utilities sectors contributed to relative performance in 2021. In terms of sector positioning, our overweighting of the Information Technology, Financials and Industrials sectors and underweighting of the Consumer Discretionary and Utilities sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Microsoft, Alphabet, NVIDIA, Bank of America, and Apple.

The leading contributor to performance in the fixed-income portion of the Fund was the shorter duration relative to the benchmark given the meaningful increases in rates. On an individual security basis, the largest contributors to return were

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund
Letter to Shareholders (unaudited) (cont'd)

Mastercard Inc. 1.9% 3/15/2031, Duke Energy Florida LLC 2.4% 12/15/2031, Bank of America Corp. FRN 9/15/2026, Host Hotels & Resorts Inc. 3.375% 12/15/2029 and Whirlpool Corp. 2.5% 5/15/2031.

In the equity portion of the Fund, our stock selection in the Consumer Discretionary and Materials sectors detracted from relative results for the year. In terms of sector positioning, our underweighting of the Energy and Real Estate sectors detracted from performance. On an individual stock basis, the largest detractors from performance were Beyond Meat, Teleflex, Walt Disney, Clarivate, and Hannon Armstrong Sustainable Infrastructure.

In the fixed-income portion of the Fund, the leading detractor to performance was the term structure of the portfolio, as the curve did not steepen as expected and maturities in the 5-7 year area sold off the most. On an individual security basis, the largest detractors from performance were Federal National Mortgage Association 0.875% 8/5/2030, DTE Electric Co. 4.05% 5/15/2048, Prologis Inc. 1.25% 10/15/2030, Johnson Controls International PLC 1.75% 9/15/2030 and Federal Home Loan Bank System 3.25% 11/16/2028.

Thank you for your investment in the 1919 Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Robert Huesman, CFA
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Alison Bevilacqua
Portfolio Manager
(Head of Social Research)
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/21 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

1919 Funds 2021 Annual Report

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2021 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

(Assumes reinvestment of dividends and capital gains)

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years, and assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2021 Annual Report

Total Returns* as of December 31, 2021

	1 Year	5 Years	10 Years
1919 Socially Responsive Balanced Fund
With Sales Charges†
Class A	10.52%	13.79%	10.83%
Class C	15.46	14.35	10.71
Without Sales Charges
Class A	17.26	15.15	11.49
Class C	16.46	14.35	10.71
Class I	17.61	15.50	11.81
S&P 500 Index(i)	28.71	18.47	16.55
Bloomberg Barclays U.S. Aggregate Index(ii)	(1.54)	3.57	2.90
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	18.97	14.10	12.50

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75%. Class C Shares have a CDSC of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2021, the total annual operating expense ratios for Class A, Class C and Class I were 1.16%, 1.82% and 0.83%, respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index was previously named the Barclays Aggregate Bond Index.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.56%	$1,000.00	$1,085.60	0.95%	$4.97
Class C	8.19	1,000.00	1,081.90	1.67	8.76
Class I	8.72	1,000.00	1,087.20	0.70	3.71

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,020.44	0.95%	$4.82
Class C	2.52	1,000.00	1,016.79	1.67	8.49
Class I	2.52	1,000.00	1,021.65	0.70	3.59

1  For the six months ended December 31, 2021.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2021 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2021 Annual Report

Schedule of investments

December 31, 2021

1919 Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 66.6%
Communication Services — 6.8%
Alphabet Inc., Class A Shares*	9,744	$28,228,758
Meta Platforms Inc., Class A*	36,925	12,419,724
Netflix Inc.*	17,950	10,813,798
Walt Disney Co/The*	68,978	10,684,002
Total Communication Services		62,146,282
Consumer Discretionary — 7.5%
Amazon.com Inc.*	7,180	23,940,561
Aptiv PLC*	46,925	7,740,279
Chipotle Mexican Grill Inc.*	3,333	5,826,917
Home Depot Inc/The	36,668	15,217,586
National Vision Holdings Inc.*	106,928	5,131,475
TJX Cos Inc.	143,853	10,921,320
Total Consumer Discretionary		68,778,138
Consumer Staples — 4.8%
Beyond Meat Inc.*	44,874	2,923,990
Costco Wholesale Corp.	23,693	13,450,516
Darling Ingredients Inc.*	77,696	5,383,556
Estee Lauder Cos. Inc., Class A Shares	32,294	11,955,239
PepsiCo Inc.	60,772	10,556,704
Total Consumer Staples		44,270,005
Financials — 8.4%
Bank of America Corp.	444,124	19,759,077
Charles Schwab Corp/The	183,342	15,419,062
Chubb Limited	55,644	10,756,542
CME Group Inc.	42,310	9,666,142
Hannon Armstrong Sustainable Infrastructure Capital Inc.	125,903	6,687,967
Truist Financial Corp.	260,012	15,223,703
Total Financials		77,512,493
Health Care — 9.6%
Boston Scientific Corp.*	263,602	11,197,813
Danaher Corp.	48,228	15,867,494
Eli Lilly & Co.	32,750	9,046,205
Genmab A/S*	168,982	6,684,928
IQVIA Holdings Inc.*	47,438	13,384,157
Thermo Fisher Scientific Inc.	24,873	16,596,261
UnitedHealth Group Inc.	31,027	15,579,898
Total Health Care		88,356,756

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — 5.1%
Advanced Drainage Systems Inc.			71,285	$9,704,027
Cintas Corp.			29,489	13,068,640
Eaton Corp. PLC			79,491	13,737,635
Union Pacific Corp.			40,258	10,142,198
Total Industrials				46,652,500
Information Technology — 20.6%
Adobe Systems Inc.*			16,155	9,160,854
Apple Inc.			186,932	33,193,515
Autodesk Inc.*			29,745	8,363,997
Broadcom Inc.			15,385	10,237,333
Clarivate PLC*			182,829	4,300,138
Intuit Inc.			18,206	11,710,463
Microsoft Corp.			107,441	36,134,557
NVIDIA Corp.			71,800	21,117,098
Palo Alto Networks Inc.*			18,975	10,564,521
PayPal Holdings Inc.*			45,643	8,607,357
QUALCOMM Inc.			44,874	8,206,108
Salesforce.com Inc.*			41,797	10,621,872
SolarEdge Technologies Inc*			28,719	8,057,690
Visa Inc., Class A Shares			44,361	9,613,472
Total Information Technology				189,888,975
Materials — 1.3%
Steel Dynamics Inc.			33,848	2,100,945
Trex Co Inc.*			74,106	10,006,533
Total Materials				12,107,478
Real Estate Investment Trusts (REITS) — 1.3%
Prologis Inc.			70,516	11,872,074
Total Real Estate Investment Trusts (REITS)				11,872,074
Utilities — 1.2%
American Water Works Co. Inc.			58,721	11,090,048
Total Utilities				11,090,048
Total Common Stocks (Cost — $378,385,999)				612,674,749
	Rate	Maturity Date	Face Amount
Asset Backed Securities — 0.4%
World Omni Auto Receivables Trust 2021-B, A-3	0.420%	6/15/26	$3,800,000	3,756,193
Total Asset Backed Securities (Cost — $3,799,584)				3,756,193

1919 Funds 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	$31,042	$33,560
Total Collateralized Mortgage Obligations (Cost — $31,414)				33,560
Corporate Bonds — 15.8%
Communication Services — 1.9%
Alphabet Inc.	0.450%	8/15/25	1,500,000	1,467,378
AT&T Inc.	0.900%	3/25/24	2,730,000	2,719,505
AT&T Inc.	4.450%	4/1/24	425,000	453,935
AT&T Inc.	2.300%	6/1/27	1,350,000	1,375,351
AT&T Inc.	4.350%	3/1/29	465,000	523,199
AT&T Inc.	2.750%	6/1/31	1,250,000	1,278,091
Comcast Corp.	3.375%	2/15/25	210,000	223,055
Comcast Corp.	5.650%	6/15/35	600,000	797,256
Verizon Communications Inc.	4.329%	9/21/28	777,000	884,149
Verizon Communications Inc.	3.875%	2/8/29	410,000	455,162
Verizon Communications Inc.	1.750%	1/20/31	1,325,000	1,257,076
Verizon Communications Inc.	4.500%	8/10/33	350,000	412,610
Verizon Communications Inc.	5.250%	3/16/37	335,000	436,944
Walt Disney Co/The	1.750%	1/13/26	1,550,000	1,568,372
Walt Disney Co/The	2.200%	1/13/28	3,215,000	3,280,013
Total Communication Services				17,132,096
Consumer Discretionary — 1.9%
Amazon.com Inc.	0.250%	5/12/23	3,650,000	3,633,061
California Endowment/The	2.498%	4/1/51	1,700,000	1,683,628
Cintas Corp No 2	2.900%	4/1/22	325,000	326,319
Ford Foundation/The	2.415%	6/1/50	1,000,000	951,545
Home Depot Inc/The	1.500%	9/15/28	1,900,000	1,878,160
Lowe's Cos Inc.	1.300%	4/15/28	2,100,000	2,016,124
Starbucks Corp.	2.450%	6/15/26	250,000	259,049
Starbucks Corp.	2.250%	3/12/30	1,255,000	1,248,905
Toyota Motor Credit Corp.	0.450%	7/22/22	2,115,000	2,115,609
Toyota Motor Credit Corp.	1.350%	8/25/23	740,000	746,906
Toyota Motor Credit Corp.	1.125%	6/18/26	965,000	951,842
Whirlpool Corp.	2.400%	5/15/31	1,775,000	1,781,250
Total Consumer Discretionary				17,592,398

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 0.4%
PepsiCo Inc.	3.100%	7/17/22	$390,000	$394,025
PepsiCo Inc.	3.500%	3/19/40	575,000	651,710
Walmart Inc.	1.800%	9/22/31	2,700,000	2,679,235
Total Consumer Staples				3,724,970
Financials — 5.3%
Affiliated Managers Group Inc.	3.300%	6/15/30	755,000	800,469
Allstate Corp/The	1.450%	12/15/30	1,345,000	1,274,525
Bank of America Corp.(effective 9/25/2024, US SOFR + 0.91)(a)	0.981%	9/25/25	1,650,000	1,631,347
Bank of America Corp. (effective 12/6/2024, US SOFR + 0.65)(a)	1.530%	12/6/25	4,425,000	4,438,422
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.81%)(a)	3.366%	1/23/26	550,000	579,217
Bank of America Corp. (3M US LIBOR + 0.76%)(b)	0.963%	9/15/26	1,602,000	1,596,204
Bank of America Corp.	4.183%	11/25/27	525,000	575,147
Bank of New York Mellon Corp/The	1.600%	4/24/25	415,000	419,294
BlackRock Inc.	3.250%	4/30/29	455,000	495,262
BlackRock Inc.	2.400%	4/30/30	710,000	731,972
Boston Properties LP	4.500%	12/1/28	1,335,000	1,507,095
Citigroup Inc.	4.500%	1/14/22	592,000	592,695
Citigroup Inc. (effective 10/30/2023, US SOFR + 0.686)(a)	0.776%	10/30/24	2,200,000	2,186,989
Citigroup Inc.	5.500%	9/13/25	325,000	368,011
Citigroup Inc. (effective 11/3/2024, US SOFR + 0.528)(a)	1.281%	11/3/25	690,000	688,730
Citigroup Inc. (effective 6/3/2030, US SOFR + 2.107)(a)	2.572%	6/3/31	1,500,000	1,516,181
Crown Castle International Corp.	1.050%	7/15/26	2,050,000	1,982,945
Goldman Sachs Group Inc.	0.481%	1/27/23	2,750,000	2,743,845
Goldman Sachs Group Inc.	3.500%	11/16/26	1,830,000	1,952,185
Goldman Sachs Group Inc.	2.600%	2/7/30	1,250,000	1,273,461
Host Hotels & Resorts LP	3.375%	12/15/29	1,600,000	1,634,006
Intercontinental Exchange Inc.	3.750%	12/1/25	500,000	540,912
JPMorgan Chase & Co. (effective 9/16/2023, US SOFR + 0.60)(a)	0.653%	9/16/24	2,000,000	1,991,607
MetLife Inc.	4.550%	3/23/30	660,000	781,521
PNC Financial Services Group Inc.	2.200%	11/1/24	975,000	1,002,056
Prudential Financial Inc.	1.500%	3/10/26	1,570,000	1,573,094
Royal Bank of Canada	1.150%	7/14/26	3,500,000	3,428,931
Simon Property Group LP	3.375%	12/1/27	510,000	549,185
State Street Corp.	3.700%	11/20/23	370,000	389,525
State Street Corp.	3.550%	8/18/25	360,000	388,334
State Street Corp. (effective 11/1/2029, US SOFR + 1.49)(a)	3.031%	11/1/34	1,000,000	1,043,616

1919 Funds 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — continued
TD Ameritrade Holding Corp.	2.950%	4/1/22	$975,000	$976,908
Toronto-Dominion Bank	1.150%	6/12/25	1,175,000	1,166,559
Truist Financial Corp. (effective 3/2/2026, US SOFR + 0.609)(a)	1.267%	3/2/27	2,675,000	2,627,396
Wells Fargo & Co. (effective 5/19/2024, US SOFR + 0.51)(a)	0.805%	5/19/25	3,300,000	3,264,800
Total Financials				48,712,446
Health Care — 1.4%
AbbVie Inc.	4.250%	11/14/28	600,000	679,624
AbbVie Inc.	4.400%	11/6/42	1,120,000	1,343,237
Anthem Inc.	2.875%	9/15/29	1,530,000	1,604,383
Bristol-Myers Squibb Co.	3.900%	2/20/28	365,000	407,428
Bristol-Myers Squibb Co.	3.400%	7/26/29	725,000	795,368
Bristol-Myers Squibb Co.	1.450%	11/13/30	1,580,000	1,508,880
CVS Health Corp.	3.875%	7/20/25	910,000	979,168
CVS Health Corp.	4.780%	3/25/38	345,000	422,401
Evernorth Health Inc.	3.050%	11/30/22	600,000	608,778
Gilead Sciences Inc.	4.600%	9/1/35	320,000	388,347
Gilead Sciences Inc.	1.650%	10/1/30	1,700,000	1,633,091
UnitedHealth Group Inc.	3.500%	8/15/39	515,000	573,590
UnitedHealth Group Inc.	2.000%	5/15/30	1,600,000	1,591,745
Total Health Care				12,536,040
Industrials — 0.4%
Johnson Controls International PLC	1.750%	9/15/30	2,225,000	2,134,443
Xylem Inc/NY	1.950%	1/30/28	1,785,000	1,767,736
Total Industrials				3,902,179
Information Technology — 2.1%
Adobe Systems Inc.	2.150%	2/1/27	850,000	875,446
Apple Inc.	2.850%	2/23/23	575,000	587,174
Autodesk Inc.	2.400%	12/15/31	3,775,000	3,772,852
Fortinet Inc.	1.000%	3/15/26	2,185,000	2,119,703
Mastercard Inc.	3.300%	3/26/27	1,350,000	1,460,692
Mastercard Inc.	1.900%	3/15/31	4,000,000	4,031,021
Microsoft Corp.	4.200%	11/3/35	565,000	694,039
NVIDIA Corp.	0.584%	6/14/24	3,115,000	3,088,192
QUALCOMM Inc. (3M US LIBOR + 0.73%)(b)	0.859%	1/30/23	340,000	342,072
QUALCOMM Inc.	3.450%	5/20/25	500,000	533,427
Salesforce.com Inc.	1.500%	7/15/28	2,135,000	2,112,480
Total Information Technology				19,617,098

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.1%
Nutrien Ltd.	4.200%	4/1/29	$425,000	$480,285
Total Materials				480,285
Real Estate Investment Trusts (REITS) — 0.7%
Prologis LP	2.250%	4/15/30	1,620,000	1,631,628
Prologis LP	1.250%	10/15/30	3,000,000	2,796,477
Welltower Inc.	2.700%	2/15/27	1,600,000	1,669,116
Total Real Estate Investment Trust (REITS)				6,097,221
Utilities — 1.6%
Avangrid Inc.	3.800%	6/1/29	650,000	708,009
DTE Electric Co.	1.900%	4/1/28	2,145,000	2,127,122
DTE Electric Co.	4.050%	5/15/48	1,480,000	1,770,910
Duke Energy Carolinas LLC	3.350%	5/15/22	955,000	965,260
Duke Energy Florida LLC	2.400%	12/15/31	3,225,000	3,269,085
Georgia Power Co.	3.250%	4/1/26	345,000	364,872
MidAmerican Energy Co.	3.650%	4/15/29	1,375,000	1,517,884
NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	2,720,000	2,695,734
Public Service Co of Colorado	3.200%	3/1/50	520,000	545,696
Union Electric Co.	2.625%	3/15/51	1,280,000	1,235,571
Total Utilities				15,200,143
Total Corporate Bonds (Cost — $144,325,572)				144,994,876
Foreign Government Agency Issues — 0.4%
International Bank for Reconstruction & Development	0.625%	4/22/25	1,620,000	1,594,129
International Bank for Reconstruction & Development	3.125%	11/20/25	930,000	996,361
International Finance Corp.	2.000%	10/24/22	785,000	795,218
Total Foreign Government Agency Issues (Cost — $3,327,250)				3,385,708
Mortgage Backed Securities — 0.7%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool J04311	6.000%	2/1/22	145	146
Gold Pool C91417	3.500%	1/1/32	57,491	61,215
Gold Pool A35826	5.000%	7/1/35	24,634	26,873
Gold Pool G08112	6.000%	2/1/36	47,963	55,695
Gold Pool G02564	6.500%	1/1/37	18,993	21,434
Gold Pool G08179	5.500%	2/1/37	15,553	17,817
Gold Pool A65694	6.000%	9/1/37	19,624	21,954
Federal National Mortgage Association (FNMA)
Pool 490446	6.500%	3/1/29	9	11
Pool 808156	4.500%	2/1/35	6,934	7,432
Pool 891596	5.500%	6/1/36	567	646
Pool 190375	5.500%	11/1/36	2,714	3,093

1919 Funds 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Backed Securities — continued
Pool 916386	6.000%	5/1/37	$18,034	$20,816
Pool 946594	6.000%	9/1/37	19,155	22,200
General National Mortgage Association (GNMA)
Gold Pool MA6310	3.000%	12/20/34	273,912	286,855
Gold Pool MA6572	3.000%	4/20/35	589,920	618,778
Gold Pool MA6740	2.500%	8/20/35	941,474	984,397
Gold Pool 550763X	5.000%	12/15/35	71,761	82,689
Gold Pool 003922M	7.000%	11/20/36	12,120	14,596
Gold Pool MA3873	3.000%	8/20/46	1,121,737	1,171,659
Gold Pool MA6409	3.000%	1/20/50	692,035	717,117
Gold Pool 2020-194	1.000%	6/16/62	2,245,047	2,148,928
Total Mortgage Backed Securities (Cost — $6,275,952)				6,284,351
U.S. Government & Agency Obligations — 6.9%
Federal Home Loan Banks (FHLB)	3.250%	11/16/28	2,125,000	2,377,710
Federal Home Loan Banks (FHLB)	5.500%	7/15/36	125,000	181,768
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	115,000	158,698
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	380,000	547,057
Federal National Mortgage Association (FNMA)	0.500%	11/7/25	2,200,000	2,147,830
Federal National Mortgage Association (FNMA)	0.750%	10/8/27	2,270,000	2,191,967
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	985,000	1,310,295
Federal National Mortgage Association (FNMA)	0.875%	8/5/30	8,670,000	8,188,852
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	303,000	427,362
United States Treasury Bill	0.005%	1/20/22	7,000,000	6,999,975
United States Treasury Bonds	7.250%	8/15/22	780,000	813,541
United States Treasury Bonds	7.625%	11/15/22	850,000	903,496
United States Treasury Bonds	7.125%	2/15/23	325,000	349,197
United States Treasury Bonds	6.250%	8/15/23	550,000	600,101
United States Treasury Bonds	7.500%	11/15/24	1,105,000	1,312,317
United States Treasury Bonds	7.625%	2/15/25	390,000	470,057
United States Treasury Bonds	6.875%	8/15/25	100,000	120,598
United States Treasury Bonds	6.750%	8/15/26	90,000	112,251
United States Treasury Bonds	6.500%	11/15/26	135,000	168,571
United States Treasury Bonds	6.125%	11/15/27	675,000	858,437
United States Treasury Bonds	5.500%	8/15/28	335,000	421,694
United States Treasury Bonds	3.500%	2/15/39	573,000	720,838
United States Treasury Bonds	4.375%	11/15/39	204,000	285,114
United States Treasury Notes	2.125%	11/30/24	2,000,000	2,067,500
United States Treasury Notes	3.000%	10/31/25	905,000	968,421
United States Treasury Notes	2.625%	1/31/26	1,625,000	1,719,263

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — continued
United States Treasury Notes	2.125%	5/31/26	$6,700,000	$6,963,812
United States Treasury Notes	1.500%	8/15/26	2,110,000	2,135,468
United States Treasury Notes	2.000%	11/15/26	3,375,000	3,493,916
United States Treasury Notes	2.250%	11/15/27	2,200,000	2,312,062
United States Treasury Notes	2.750%	2/15/28	1,630,000	1,763,456
United States Treasury Notes	2.875%	5/15/28	3,500,000	3,817,051
United States Treasury Notes	3.125%	11/15/28	1,455,000	1,618,915
United States Treasury Notes	1.500%	2/15/30	4,670,000	4,699,735
Total U.S. Government & Agency Obligations (Cost — $62,802,630)				63,227,325
Short-Term Investment — 8.8%
Fidelity Investments Money Market — Government Portfolio — Class I(c)	0.010%		81,266,442	81,266,442
Total Short-Term Investment (Cost — $81,266,442)				81,266,442
Total Investments — 99.6% (Cost — $680,214,843)				915,623,204
Other Assets in Excess of Liabilities — 0.4%				3,527,110
Total Net Assets — 100.0%				$919,150,314

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  Variable rate security. Reference rate and spread are included in the description.

(c)  The rate is the annualized seven-day yield at period end.

Abbreviations used in this schedule:

LIBOR  — London Inter-Bank Offered Rate

LLC  — Limited Liability Corporation

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in securities at value (cost $680,214,843)	$915,623,204
Receivable for Fund shares sold	3,293,974
Dividends and interest receivable	1,321,538
Prepaid expenses	45,255
Total Assets	920,283,971
Liabilities:
Payable for Fund shares repurchased	162,528
Distribution to shareholders	9,237
Advisory fees payable	380,776
Distribution fees payable	327,543
Accrued other expenses	253,573
Total Liabilities	1,133,657
Net Assets	$919,150,314
Components of Net Assets:
Paid-in capital	$683,792,608
Total distributable earnings	235,357,706
Net Assets	$919,150,314
Class A:
Net Assets	$264,784,814
Issued and Outstanding (unlimited shares authorized, no par value)	9,183,573
Net Asset Value, Redemption Price and Offering Price Per Share	$28.83
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$30.59
Class C:
Net Assets	$133,861,073
Issued and Outstanding (unlimited shares authorized, no par value)	4,666,223
Net Asset Value, Redemption Price* and Offering Price Per Share	$28.69
Class I:
Net Assets	$520,504,427
Issued and Outstanding (unlimited shares authorized, no par value)	18,024,085
Net Asset Value, Redemption Price and Offering Price Per Share	$28.88

*  Redemption price per share is NAV of Class C shares reduced by a CDSC of up to 1.00%, contingent upon timing of redemption (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividend income (Net of foreign tax of $6,055)	$3,908,088
Interest income	2,970,899
Total Investment Income	6,878,987
Expenses:
Advisory fees (Note 3)	3,682,737
Distribution fees (Note 6)	1,534,072
Transfer agent fees and expenses (Note 3 & Note 6)	708,298
Administration and fund accounting fees (Note 3)	393,358
Registration fees	93,737
Shareholder reporting fees	42,265
Custody fees (Note 3)	41,124
Legal fees	21,171
Audit fees	17,498
Trustee fees (Note 3)	15,767
Compliance fees (Note 3)	6,072
Insurance fees	4,538
Miscellaneous	11,577
Total Expenses	6,572,214
Net Investment Income	306,773
Realized and Unrealized Gain on Investments
Net Realized Gain	6,619,343
Net Change in Unrealized Appreciation/Depreciation	109,223,881
Net Realized and Unrealized Gain on Investments	115,843,224
Net Increase in Net Assets Resulting From Operations	$116,149,997

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Statements of changes in net assets

For the Year Ended December 31,	2021	2020
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$306,773	$952,025
Net realized gain (loss) on investments	6,619,343	(3,071,892)
Net change in unrealized appreciation/depreciation on investments	109,223,881	67,707,888
Net increase in Net Assets Resulting From Operations	116,149,997	65,588,021
Distributions to Shareholders:
Class A	(1,061,249)	(463,129)
Class C	(484,086)	(26,896)
Class I	(2,442,530)	(638,952)
Total Distributions to Shareholders	(3,987,865)	(1,128,977)
Capital Transactions:
Net proceeds from shares sold	412,355,342	244,717,135
Reinvestment of distributions	3,759,570	1,054,257
Cost of shares repurchased	(99,407,547)	(49,017,411)
Net increase in Net Assets From Capital Transactions	316,707,365	196,753,981
Total Increase in Net Assets	428,869,497	261,213,025
Net Assets:
Beginning of year	490,280,817	229,067,792
End of year	$919,150,314	$490,280,817

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights

Per share data for a share outstanding for each year end presented.

Class A Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.69	$20.55	$16.59	$17.94	$16.39
Income from investment operations:
Net investment income (loss)[1]	(0.00)[5]	0.05	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	4.26	4.15	3.97	(0.28)	2.55
Total income (loss) from investment operations	4.26	4.20	4.09	(0.18)	2.66
Less distributions:
From net investment income	(0.01)	(0.06)	(0.10)	(0.10)	(0.10)
From net realized gain on investments	(0.11)	—	(0.03)	(1.07)	(1.01)
Total distributions	(0.12)	(0.06)	(0.13)	(1.17)	(1.11)
Net asset value, end of year	$28.83	$24.69	$20.55	$16.59	$17.94
Total return[2]	17.26%	20.57%	24.69%	(1.31)%	16.36%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$264,785	$190,180	$137,213	$100,584	$106,418
Ratios to average net assets Gross expenses	0.96%	1.16%	1.25%	1.28%	1.32%
Net expenses[3,5]	0.96	1.16	1.25	1.25	1.26
Net investment income (loss)	(0.01)	0.25	0.62	0.55	0.62
Portfolio turnover rate[4]	9%	16%	11%	13%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.27%. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

5  Amount represents less than $(0.01) per share

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

Per share data for a share outstanding for each year end presented.

Class C Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.73	$20.67	$16.73	$18.11	$16.57
Income from investment operations:
Net investment loss[1]	(0.19)	(0.09)	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	4.26	4.17	3.99	(0.28)	2.58
Total income (loss) from investment operations	4.07	4.08	3.98	(0.31)	2.56
Less distributions:
From net investment income	—	(0.02)	(0.01)	—	(0.01)
From net realized gain on investments	(0.11)	—	(0.03)	(1.07)	(1.01)
Total distributions	(0.11)	(0.02)	(0.04)	(1.07)	(1.02)
Net asset value, end of year	$28.69	$24.73	$20.67	$16.73	$18.11
Total return[2]	16.46%	19.77%	23.78%	(1.95)%	15.47%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$133,861	$59,784	$19,006	$12,732	$11,982
Ratios to average net assets Gross expenses	1.68%	1.82%	1.93%	1.97%	2.01%
Net expenses[3]	1.68	1.82	1.93	1.97	1.99
Net investment loss	(0.72)	(0.40)	(0.07)	(0.17)	(0.12)
Portfolio turnover rate[4]	9%	16%	11%	13%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.98%. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

Per share data for a share outstanding for each year end presented.

Class I Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.70	$20.54	$16.57	$17.91	$16.36
Income from investment operations:
Net investment income[1]	0.07	0.13	0.19	0.16	0.15
Net realized and unrealized gain (loss) on investments	4.26	4.15	3.96	(0.29)	2.56
Total income (loss) from investment operations	4.33	4.28	4.15	(0.13)	2.71
Less distributions:
From net investment income	(0.04)	(0.12)	(0.15)	(0.14)	(0.15)
From net realized gain on investments	(0.11)	—	(0.03)	(1.07)	(1.01)
Total distributions	(0.15)	(0.12)	(0.18)	(1.21)	(1.16)
Net asset value, end of year	$28.88	$24.70	$20.54	$16.57	$17.91
Total return[2]	17.61%	20.93%	25.10%	(1.00)%	16.71%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$520,504	$240,316	$72,849	$18,027	$8,965
Ratios to average net assets Gross expenses	0.71%	0.83%	0.91%	0.96%	1.01%
Net expenses[3]	0.71	0.83	0.91	0.96	1.00
Net investment income	0.26	0.59	0.98	0.89	0.86
Portfolio turnover rate[4]	9%	16%	11%	13%	30%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent. See Note 3.

4  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2021 Annual Report

Notes to financial statements

Note 1. Organization

The 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a Fund and together, the "Funds") are separate series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Financial Services Fund and Socially Responsive Fund are registered as a diversified series; the Maryland Fund is registered as non-diversified investment series.

The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. The Maryland Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Funds are each considered an investment company under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

1919 Funds 2021 Annual Report

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at value:

FINANCIAL SERVICES FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$221,770,308	$—	$—	$221,770,308
Total long-term investments	221,770,308	—	—	221,770,308
Short-term investment	4,910,162	—	—	4,910,162
Total investments	$226,680,470	$—	$—	$226,680,470

MARYLAND FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Municipal Bonds	$—	$87,492,384	$—	$87,492,384
Total investments	$—	$87,492,384	$—	$87,492,384

SOCIALLY RESPONSIVE FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$612,674,749	$—	$—	$612,674,749
Asset Backed Securities	—	3,756,193	—	3,756,193
Collateralized Mortgage Obligations	—	33,560	—	33,560
Corporate Bonds	—	144,994,876	—	144,994,876
Foreign Government Agency Issues	—	3,385,708	—	3,385,708
Mortgage Backed Securities	—	6,284,351	—	6,284,351
U.S. Government & Agency Obligations	—	63,227,325	—	63,227,325
Total long-term investments	612,674,749	221,682,013	—	834,356,762
Short-term investment	81,266,442	—	—	81,266,442
Total investments	$693,941,191	$221,682,013	$—	$915,623,204

*  See Schedule of investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

1919 Funds 2021 Annual Report

Notes to financial statements (cont'd)

The Funds do not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of December 31, 2021 the Financial Services Fund held foreign currency and securities.

(c) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Financial Services Fund and Socially Responsive Fund are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds' records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Concentration risk. The Financial Services Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

The Maryland Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Maryland Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

1919 Funds 2021 Annual Report

The Maryland Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations. The value of the Fund's shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(e) Foreign investment risk. The Financial Services Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Maryland Fund and Socially Responsive Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distribution to shareholders. The Financial Services Fund makes distributions from net investment income, if any, at least annually. The Maryland Fund declares income distributions each business day to shareholders of record, which are paid monthly. The Maryland Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. The Socially Responsive Fund makes distributions from net investment income on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually for each of the Funds (these are taxable for shareholders of the Maryland Fund). Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

1919 Funds 2021 Annual Report

Notes to financial statements (cont'd)

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds' financial statements.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2021, no provision for income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.

Under the terms of this agreement, the Funds pay an investment management fee, calculated daily and paid monthly for each Fund as follows:

Fund	Annual Rate
Financial Services Fund	0.80% on average net assets
Maryland Fund	0.55% on average net assets
Socially Responsive Fund	0.65% on average net assets up to $100 million 0.61% on next $100 million 0.51% on next $100 million 0.46% thereafter

The Adviser has contractually agreed to reduce fees and pay expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary

1919 Funds 2021 Annual Report

expenses such as litigation) so that total annual operating expenses do not exceed the levels set forth below.

Fund	Class A	Class C	Class I
Financial Services Fund	1.50%	2.25%	1.25%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.25%	2.00%	1.00%

The arrangements are in place until April 30, 2023, but may be terminated or amended at any time by the Board upon 60 days' notice to the Adviser or by the Adviser with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time. From November 10, 2014 to April 29, 2017, a similar agreement was in place with limits as follows:

Fund	Class A	Class C	Class I
Financial Services Fund	1.46%	2.13%	1.05%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.27%	1.98%	1.00%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within a rolling 36 month period from the month the Adviser earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above. The amounts waived are detailed on each Fund's Statement of operations.

During the year ended December 31, 2021, Stifel Nicolaus, an affiliate of the Adviser and the Funds, was paid for distribution and transfer agent fees of $72,956 and $14,128, respectively.

At December 31, 2021, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,	Maryland Fund
2022:	$267,268
2023:	293,780
2024	292,964
Total	$854,012

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Funds' administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Funds' custodian and provides compliance services to the Funds. Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor and principal underwriter. For the year ended,

1919 Funds 2021 Annual Report

Notes to financial statements (cont'd)

December 31, 2021, the Funds incurred the following expenses for administration & fund accounting, custody, transfer agent and compliance fees:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$133,268	$98,836	$393,358
Custody	21,737	4,792	41,124
Transfer agent*	130,493	61,460	210,714
Compliance	6,072	6,218	6,072

*  Statements of operations include combined service fees paid to various intermediaries as detailed on Note 6.

At December 31, 2021, the Funds had payables for administration & fund accounting, custody, transfer agent and compliance fees in the following amounts:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$22,943	$20,977	$76,072
Custody	3,639	779	4,890
Transfer agent	23,033	10,389	36,864
Compliance	1,012	1,037	1,012

The above payable amounts are included in Accrued other expenses in each Fund's Statement of assets and liabilities.

The Independent Trustees were paid $47,359 for their services and reimbursement of travel expenses during the year ended December 31, 2021. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

Note 4. Investments transactions

During the year ended December 31, 2021 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

FINANCIAL SERVICES FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$34,371,111	—
Sales	$20,742,376	—

MARYLAND FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$23,982,680	—
Sales	$21,895,180	—

1919 Funds 2021 Annual Report

SOCIALLY RESPONSIVE FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$294,437,225	$30,404,436
Sales	$52,230,307	$4,843,777

Note 5. Income tax information and distributions to shareholders

At December 31, 2021, the components of distributable earnings for federal income tax purposes were as follows:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Cost of Investments for tax purposes	$114,099,916	$82,763,662	$680,683,578
Gross tax unrealized appreciation	114,598,841	4,728,722	244,422,456
Gross tax unrealized depreciation	(2,018,287)	—	(9,482,830)
Net tax unrealized appreciation on investment	112,580,554	4,728,722	234,939,626
Undistributed ordinary income	339,627	100,494	212,134
Undistributed tax-exempt income	—	—	—
Undistributed long-term capital gains	568,170	—	240,186
Capital loss carryforwards	—	(1,841,949)	—
Other book/tax temporary differences*	(50,349)	(75,927)	(34,240)
Total distributable earnings	$113,438,002	$2,911,340	$235,357,706

*  Other book/tax differences are attributable primarily to the timing of the deductibility of various expenses.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020, for each Fund was as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distribution Paid From:
Ordinary Income	$1,566,751	$1,350,059
Net Long Term Capital Gains	9,290,441	6,514,254
Total	$10,857,192	$7,864,313

MARYLAND FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distribution Paid From:
Tax Exempt Income	$1,245,738	$1,855,022
Ordinary Income	25,171	37,683
Total	$1,270,909	$1,892,705

1919 Funds 2021 Annual Report

Notes to financial statements (cont'd)

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distribution Paid From:
Ordinary Income	$2,233,241	$1,047,116
Net Long Term Capital Gains	1,754,624	81,861
Total	$3,987,865	$1,128,977

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer in to their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of December 31, 2021, the Funds did not have any late year or post October losses.

As of December 31, 2021, the Funds have capital loss carry forward amounts ("CLCFs") as summarized in the following table. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs can be carried forward indefinitely, and applied to offset future capital gains. CLCFs are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year.

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers — Short-Term	—	$146,181	—
Capital Loss Carryovers — Long-Term	—	1,695,768	—
Total	—	$1,841,949	—

Note 6. Class specific expenses

The Funds have each adopted a Rule 12b-1 distribution plan, under which the Funds pay a service fee with respect to their Class A and Class C shares as reflected in the table below. The Funds pay a distribution fee with respect to Class C shares as reflected in the table below. Service and distribution fees are accrued daily and paid monthly.

Fund	Class A	Class C Service	Class C Distribution
Financial Services Fund	0.25%	0.25%	0.75%
Maryland Fund	0.15%	0.25%	0.45%
Socially Responsive Fund	0.25%	0.25%	0.75%

1919 Funds 2021 Annual Report

For the year ended December 31, 2021, class specific expenses were as follows:

FINANCIAL SERVICES FUND

	December 31, 2021
	Distribution Fees	Transfer Agent Fees
Class A	$203,613	$78,726
Class C	332,801	19,968
Class I	—	75,723
Total	$536,414	$174,417

MARYLAND FUND

	December 31, 2021
	Distribution Fees	Transfer Agent Fees
Class A	$83,673	$28,225
Class C	43,317	2,004
Class I	—	16,583
Total	$126,990	$46,812

SOCIALLY RESPONSIVE FUND

	December 31, 2021
	Distribution Fees	Transfer Agent Fees
Class A	$560,936	$168,937
Class C	973,136	44,455
Class I	—	284,192
Total	$1,534,072	$497,584

1919 Funds 2021 Annual Report

Notes to financial statements (cont'd)

Note 7. Shares of beneficial interest

The Funds have an unlimited number of shares of beneficial interest authorized with no par value per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of each class were as follows:

1919 FINANCIAL SERVICES FUND

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	407,317	$13,216,184	365,845	$8,303,743
Shares issued on reinvestment	116,482	3,761,188	119,692	3,110,791
Shares repurchased	(441,422)	(14,249,425)	(764,228)	(17,468,870)
Net Increase (decrease)	82,377	$2,727,947	(278,691)	$(6,054,336)
Class C
Shares sold	214,451	$6,159,813	101,329	$2,219,974
Shares issued on reinvestment	54,589	1,594,000	48,662	1,152,324
Shares repurchased	(154,472)	(4,417,360)	(654,720)	(13,309,933)
Net Increase (decrease)	114,568	$3,336,453	(504,729)	$(9,937,635)
Class I
Shares sold	1,310,084	$42,194,853	868,499	$20,650,110
Shares issued on reinvestment	145,343	4,739,625	115,559	3,035,745
Shares repurchased	(859,700)	(28,292,435)	(1,935,675)	(42,292,685)
Net Increase (decrease)	595,727	$18,642,043	(951,617)	$(18,606,830)

1919 Funds 2021 Annual Report

1919 MARYLAND TAX-FREE INCOME FUND

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	355,129	$5,623,019	254,239	$4,008,864
Shares issued on reinvestment	44,883	709,283	69,485	1,093,764
Shares repurchased	(441,502)	(6,980,217)	(470,564)	(7,425,072)
Net increase (decrease)	(41,490)	$(647,915)	(146,840)	$(2,322,444)
Class C
Shares sold	31,123	$493,034	131,715	$2,077,894
Shares issued on reinvestment	3,131	49,496	6,766	106,492
Shares repurchased	(156,190)	(2,475,027)	(172,836)	(2,720,602)
Net increase (decrease)	(121,936)	$(1,932,497)	(34,355)	$(536,216)
Class I
Shares sold	468,999	$7,423,450	537,705	$8,470,480
Shares issued on reinvestment	23,286	368,116	28,838	454,205
Shares repurchased	(230,103)	(3,642,434)	(242,492)	(3,814,670)
Net increase	262,182	$4,149,132	324,051	$5,110,015

1919 SOCIALLY RESPONSIVE BALANCED FUND

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,280,787	$60,996,309	1,786,293	$39,565,648
Shares issued on reinvestment	36,319	1,011,434	22,553	433,524
Shares repurchased	(836,225)	(22,368,521)	(782,815)	(16,808,216)
Net increase	1,480,881	$39,639,222	1,026,031	$23,190,956
Class C
Shares sold	2,523,705	$66,636,392	1,661,113	$37,323,612
Shares issued on reinvestment	16,220	454,128	1,268	25,433
Shares repurchased	(290,880)	(7,774,560)	(164,715)	(3,441,314)
Net increase	2,249,045	$59,315,960	1,497,666	$33,907,731
Class I
Shares sold	10,842,512	$284,722,641	7,532,967	$167,827,875
Shares issued on reinvestment	83,332	2,294,007	28,297	595,300
Shares repurchased	(2,633,034)	(69,264,465)	(1,376,919)	(28,767,881)
Net increase	8,292,810	$217,752,183	6,184,345	$139,655,294

There is a maximum initial sales charge of 5.75% for Class A shares of the Financial Services Fund and Socially Responsive Fund; the maximum initial sales charge for Class A shares of the Maryland Fund is 4.25%. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares for the Funds, which applies if redemption occurs within 12 months from purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with other purchases

1919 Funds 2021 Annual Report

Notes to financial statements (cont'd)

in the Funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

For the year ended December 31, 2021, Quasar, did not retain sales charges on sales of the Class A shares of the Financial Services Fund, Maryland Fund, and Socially Responsive Fund. In addition, for the year ended December 31, 2021, CDSCs paid to Quasar were:

CDSCs	Class A	Class C
Financial Services Fund	N/A	$815
Maryland Fund	N/A	$1,423
Socially Responsive Fund	N/A	$11,478

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of December 31, 2021, Morgan Stanley, LLC. held approximately 41%, in aggregate for the benefit of others, of the outstanding shares of the Maryland Fund.

Note 9. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Note 10. Subsequent events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Maryland Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	1/31/2022	$0.00054	$0.00030	$0.00060

1919 Funds 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Financial Services Fund,
1919 Maryland Tax-Free Income Fund, and
1919 Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of 1919 Financial Services Fund, 1919 Maryland Tax-Free Income Fund, and 1919 Socially Responsive Balanced Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the "Funds"), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the

1919 Funds 2021 Annual Report

Report of independent registered public accounting firm (cont'd)

custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 28, 2022

1919 Funds 2021 Annual Report

1919 Funds

Other information (unaudited)

December 31, 2021

Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. Each Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Funds' proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC's website at www.sec.gov. The Funds file their proxy voting records annually as of June 30 with the SEC on Form N-PX. The Funds' Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

The percentage of the ordinary income distributions paid monthly by the Maryland Tax-Free Income Fund for the year ended December 31, 2021 qualifying as tax-exempt interest dividends for Federal income tax purposes is 98.02%.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income for the year ended December 31, 2021, designated as qualified dividend/net interest income for the Funds is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Socially Responsive Balanced Fund	100.00%

100% of the ordinary income distributions paid monthly by the 1919 Maryland Tax-Free Income Fund for the year ended December 31, 2021, are Qualified Net Investment Income.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2021, is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	100.00%

1919 Funds 2021 Annual Report

1919 Funds

Other information (unaudited) (cont'd)

December 31, 2021

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended December 31, 2021, by Funds is as follows:

Percentage
1919 Financial Services Fund	21.81%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	70.43%

Statement Regarding Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the "program"). The Board has designated a Liquidity Risk Committee ("Committee") of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Funds' liquidity risk, which is the risk that a fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in a fund. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee's process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Funds' Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Funds' liquidity risk.

1919 Funds 2021 Annual Report

Approval of Investment Advisory Agreements
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund (unaudited)

At a meeting held on August 12 and 13, 2021, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreements ("Advisory Agreements") with 1919 Investment Counsel, LLC ("Adviser"), for the 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") (each a "Fund" and together, the "Funds").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Funds; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Funds and working with the Adviser in their review of the Advisory Agreements. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In considering the continuance of the Advisory Agreements, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day

1919 Funds 2021 Annual Report

Approval of Investment Advisory Agreements
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund (unaudited) (cont'd)

activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan, including how the Adviser has continued to operate through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the August meeting it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Funds on both an absolute basis and in comparison to each Fund's peer group and relevant benchmark index.

o  For the Financial Services Fund, the Board considered that the Financial Services Fund underperformed relative to its benchmark indexes for the 3-, 5-, and 10-year periods and outperformed relative to one of its benchmark indexes for the 1-year period and underperformed relative to its other benchmark index for the 1-year period., The Board considered that the Fund outperformed relative to its peer group median/average for all periods except the 3-year period peer group median as of June 30, 2021. The Board noted that the Financial Services Fund had achieved more than twenty calendar years of performance results.

o  For the Socially Responsive Fund, the Board considered that the Socially Responsive Fund underperformed relative to its benchmark index for the 1- and 10-year periods and outperformed relative to its benchmark index for the 3- and 5-year periods as of June 30, 2021. The Board considered that the Socially Responsive Fund outperformed relative to its peer group median/average for the 3-, 5-, and 10-year periods and underperformed for the 1-year period as of June 30, 2021. The Board noted that the Socially Responsive Fund had achieved nearly thirty calendar years of performance results.

o  For the Maryland Fund, the Board considered that the Maryland Fund underperformed relative to its benchmark index for the 1-, 3-, 5-, and 10-year periods, but outperformed its peer group median/average for the 1-, 3-, 5-, and 10-year periods

1919 Funds 2021 Annual Report

as of June 30, 2021. The Board noted that the Maryland Fund had achieved nearly thirty calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fees payable by each Fund, including a comparison of the fees to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for each Fund and that the Financial Services Fund and Socially Responsive Fund are operating below their expense caps. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser for each Fund was within the range of advisory fees charged to comparable funds and concluded that each fee was fair and reasonable.

o  For the Financial Services Fund, the Board noted that the advisory fee and net expense ratio were higher than its peer group median and average, but were well within the peer group range.

o  For the Socially Responsive Fund, the Board noted that the advisory fee was slightly lower than its peer group median and average and that the net expense ratio was lower than its peer group median/average, and well within the peer group range.

o  For the Maryland Fund, the Board noted that the advisory fee was higher than its peer group median/average and that the net expense ratio was higher than its peer group median and higher than its peer group average, but well within the peer group range.

•  The Trustees considered whether, based on the asset size of each Fund, economies of scale had been achieved. The Board considered that, in addition to the Adviser's commitment to maintain its cap on each Fund's expense ratio, the Adviser's advisory fee schedule for the Socially Responsive Fund includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as that Fund's assets grow. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of the Adviser from managing each Fund. In assessing the Adviser's profitability, the Trustees reviewed the Adviser's financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing each Fund. The Trustees concluded that the Adviser's profits from managing each Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

1919 Funds 2021 Annual Report

Trustee and officer information (unaudited)

December 31, 2021

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years	Retired
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present)
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Brian S. Ferrie
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Funds 2021 Annual Report

Independent Trustees4 cont'd

Wan-Chong Kung
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1960
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)

1919 Funds 2021 Annual Report

Trustee and officer information (unaudited) (cont'd)

December 31, 2021

Officers cont'd

Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds' administrator, fund accountant, and transfer agent.

The Funds' Statement of Additional Information ("SAI") includes information about the Funds' Trustees and is available without charge, upon request, by calling 1-844-828-1919.

1919 Funds 2021 Annual Report

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;

Information you give us orally; and/or

Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Funds 2021 Annual Report

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual Report

December 31, 2021

1919 VARIABLE SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents
Letter to Shareholders	II
Fund performance	1
Fund expenses	3
Fund at a glance	4
Schedule of investments	5
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
Notes to financial statements	15
Report of independent registered public accounting firm	22
Other information	24
Approval of investment advisory agreement	26
Trustee and officer information	28
Privacy notice	31
Directory of Fund's service providers	Back Cover

Letter to Shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Variable Socially Responsive Balanced Fund ("the Fund") through December 31, 2021.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to the Financials and decreased exposure to Information Technology, Communication Services, and Consumer Staples sectors. During the second half of the year we added to the Materials and Consumer Discretionary sectors and decreased exposure to the Health Care, Information Technology and Consumer Staples sectors.

Throughout the year, we remained overweight in the Health Care, Financials, Industrials, and Information Technology sectors and maintained our underweight positioning in the Energy, Real Estate, and Utilities sectors.

In the fixed-income portion of the Fund, we remained overweight Corporates and were active in the new issue market given the near record issuance. We continued to add green, sustainability and social impact bonds, which companies issued with greater frequency during the year. As rates began 2021 at very low levels and the 10-year/2-year Treasury curve was relatively flat, we had expected a steepening of the curve and avoided the ultra-long end, purchasing primarily in the 7-10 year part of the maturity spectrum.

In the equity portion of the Fund, our stock selection in the Industrials, Communication Services, Real Estate, Information Technology, Consumer Staples, Health Care and Utilities sectors contributed to relative performance in 2021. In terms of sector positioning, our overweighting of the Information Technology, Financials and Industrials sectors and underweighting of the Consumer Discretionary and Utilities sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Microsoft Corp., Alphabet Inc., NVIDIA Corp., Bank of America Corp., and Apple Inc.

The leading contributor to performance in the fixed-income portion of the Fund was the shorter duration relative to the benchmark given the meaningful increases in rates. On an individual security basis, the largest contributors to return were Mastercard Inc. 1.9% 3/15/2031, Duke Energy Carolinas LLC

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report

2.4% 12/15/2031, Bank of America Corp. FRN 9/15/2026, Host Hotels & Resorts LP 3.375% 12/15/2029 and Whirlpool Corp. 2.5% 5/15/2031.

In the equity portion of the Fund, our stock selection in the Consumer Discretionary and Materials sectors detracted from relative results for the year. In terms of sector positioning, our underweighting of the Energy and Real Estate sectors detracted from performance. On an individual stock basis, the largest detractors from performance were Beyond Meat Inc., Teleflex, Walt Disney Co., Clarivate PLC, and Hannon Armstrong Sustainable Infrastructure Capital Inc.

In the fixed-income portion of the Fund, the leading detractor to performance was the term structure of the portfolio, as the curve did not steepen as expected and maturities in the 5-7 year area sold off the most. On an individual security basis, the largest detractors from performance were Federal National Mortgage Association 0.875% 8/5/2030, DTE Electric Co. 4.05% 5/15/2048, Prologis Inc. 1.25% 10/15/2030, Johnson Controls International PLC 1.75% 9/15/2030 and Federal Home Loan Bank System 3.25% 11/16/2028.

Thank you for your investment in the 1919 Variable Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Robert Huesman, CFA
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Alison Bevilacqua
Portfolio Manager (Head of Social Research)
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/21 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report

Letter to Shareholders (unaudited) (cont'd)

the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report

Fund performance (unaudited)

Hypothetical comparison of Change in Value of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund over ten years, and assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Total Returns as of December 31, 2021

	1 Year	5 Years*	10 Years*
1919 Variable Socially Responsive Balanced Fund	18.53%	16.38%	12.34%
S&P 500 Index(i)	28.71	18.47	16.55
Bloomberg Barclays U.S. Aggregate Index(ii)	-1.54	3.57	2.90
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	18.97	14.10	12.50

*  Average annualized returns

As of the Fund's current prospectus dated April 30, 2021, the gross total and net annual operating expense ratios were 1.38% and 0.89%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of investments in this report for a complete list of Fund holdings.

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
1

Fund performance (unaudited) (cont'd)

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

(iv)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2023.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
2

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
8.93%	$1,000.00	$1,089.30	0.89%	$4.69

Based on hypothetical total return1

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.52%	$1,000.00	$1,020.72	0.89%	$4.53

1  For the six months ended December 31, 2021.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investments as of December 31, 2021 and December 31, 2020. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

*  Less than 0.01%.

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
4

Schedule of investments

December 31, 2021

1919 Variable Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 71.1%
Communication Services — 7.3%
Alphabet Inc.*	512	$1,483,284
Meta Platforms Inc.	1,939	652,183
Netflix Inc.*	943	568,101
Walt Disney Co/The*	3,622	561,012
Total Communication Services		3,264,580
Consumer Discretionary — 8.0%
Amazon.com Inc.*	377	1,257,046
Aptiv PLC*	2,464	406,437
Chipotle Mexican Grill Inc.*	175	305,944
Home Depot Inc/The	1,926	799,309
National Vision Holdings Inc.*	5,615	269,464
TJX Cos Inc.	7,554	573,500
Total Consumer Discretionary		3,611,700
Consumer Staples — 5.0%
Beyond Meat Inc.*	2,356	153,517
Costco Wholesale Corp.	1,171	664,777
Darling International Inc.*	4,080	282,703
Estee Lauder Cos. Inc.	1,602	593,060
PepsiCo Inc.	3,191	554,309
Total Consumer Staples		2,248,366
Financials — 9.0%
Bank of America Corp.	23,322	1,037,596
Charles Schwab Corp/The	9,628	809,715
Chubb Limited	2,922	564,852
CME Group Inc.	2,222	507,638
Hannon Armstrong Sustainable Infrastructure Capital Inc.	6,611	351,176
Truist Financial Corp.	13,654	799,441
Total Financials		4,070,418
Health Care — 10.2%
Boston Scientific Corp.*	13,842	588,008
Danaher Corp.	2,424	797,520
Eli Lilly & Co.	1,713	473,165
Genmab A/S*	8,874	351,056
IQVIA Holdings Inc.*	2,491	702,811
Thermo Fisher Scientific Inc.	1,306	871,415
UnitedHealth Group Inc.	1,629	817,986
Total Health Care		4,601,961

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
5

Schedule of investments (cont'd)

December 31, 2021

1919 Variable Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — 5.4%
Advanced Drainage Systems Inc.			3,743	$509,534
Cintas Corp.			1,548	686,027
Eaton Corp. PLC			4,174	721,351
Union Pacific Corp.			2,114	532,580
Total Industrials				2,449,492
Information Technology — 22.1%
Adobe Systems Inc.*			848	480,867
Apple Inc.			9,816	1,743,027
Autodesk Inc.*			1,562	439,219
Broadcom Inc.			808	537,651
Clarivate PLC*			9,601	225,816
Intuit Inc.			956	614,918
Microsoft Corp.			5,642	1,897,517
NVIDIA Corp.			3,703	1,089,089
Palo Alto Networks Inc.*			996	554,533
PayPal Holdings Inc.*			2,397	452,026
QUALCOMM Inc.			2,356	430,842
Salesforce.com Inc.*			2,195	557,815
SolarEdge Technologies Inc.*			1,508	423,100
Visa Inc.			2,329	504,718
Total Information Technology				9,951,138
Materials — 1.4%
Steel Dynamics Inc.			1,777	110,298
Trex Co Inc.*			3,891	525,402
Total Materials				635,700
Real Estate Investment Trusts (REITS) — 1.4%
Prologis Inc.			3,703	623,437
Total Real Estate Investment Trusts (REITS)				623,437
Utilities — 1.3%
American Water Works Co. Inc.			3,084	582,444
Total Utilities				582,444
Total Common Stocks (Cost — $11,853,705)				32,039,236
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association (FNMA), 2011-53 CY	4.000%	6/25/41	$4,268	4,615
Total Collateralized Mortgage Obligations (Cost — $4,314)				4,615

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
6

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds — 20.3%
Communication Services — 3.0%
Alphabet Inc.	0.450%	8/15/25	$130,000	$127,173
AT&T Inc.	4.450%	4/1/24	150,000	160,212
AT&T Inc.	4.350%	3/1/29	115,000	129,393
Comcast Corp.	3.375%	2/15/25	70,000	74,352
Comcast Corp.	5.650%	6/15/35	200,000	265,752
Verizon Communications Inc.	4.329%	9/21/28	104,000	118,342
Verizon Communications Inc.	3.875%	2/8/29	100,000	111,015
Verizon Communications Inc.	4.500%	8/10/33	110,000	129,678
Verizon Communications Inc.	5.250%	3/16/37	105,000	136,953
Walt Disney Co/The	2.200%	1/13/28	90,000	91,820
Total Communication Services				1,344,690
Consumer Discretionary — 1.2%
Amazon.com Inc.	0.250%	5/12/23	115,000	114,466
Ford Foundation/The	2.415%	6/1/50	60,000	57,093
Home Depot Inc/The	1.500%	9/15/28	60,000	59,310
Lowe's Cos Inc.	1.300%	4/15/28	115,000	110,407
Toyota Motor Credit Corp.	0.450%	7/22/22	200,000	200,057
Total Consumer Discretionary				541,333
Consumer Staples — 0.7%
PepsiCo Inc.	3.100%	7/17/22	135,000	136,393
PepsiCo Inc.	3.500%	3/19/40	65,000	73,672
Walmart Inc.	1.800%	9/22/31	115,000	114,116
Total Consumer Staples				324,181
Financials — 6.6%
Affiliated Managers Group Inc.	3.300%	6/15/30	65,000	68,915
Bank of America Corp. (effective 9/25/2024, US SOFR + 0.91) (a)	0.981%	9/25/25	125,000	123,587
Bank of America Corp. (effective 12/6/2024, US SOFR + 0.65) (a)	1.530%	12/6/25	125,000	125,379
Bank of America Corp.	4.183%	11/25/27	165,000	180,761
BlackRock Inc.	3.250%	4/30/29	105,000	114,291
Boston Properties LP	4.500%	12/1/28	155,000	174,981
Citigroup Inc. (effective 10/30/2023, US SOFR + 0.686%) (a)	0.776%	10/30/24	175,000	173,965
Citigroup Inc.	5.500%	9/13/25	110,000	124,558
Citigroup Inc. (effective 11/3/2024, US SOFR + 0.528%) (a)	1.281%	11/3/25	50,000	49,908
Goldman Sachs Group Inc.	0.481%	1/27/23	250,000	249,440
Host Hotels & Resorts LP	3.375%	12/15/29	225,000	229,782

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Schedule of investments (cont'd)

December 31, 2021

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — continued
Intercontinental Exchange Inc.	3.750%	12/1/25	$75,000	$81,137
JPMorgan Chase & Co. (effective 9/16/2023, US SOFR + 0.60) (a)	0.653%	9/16/24	140,000	139,413
MetLife Inc.	4.550%	3/23/30	55,000	65,127
PNC Financial Services Group Inc.	2.200%	11/1/24	110,000	113,053
Prudential Financial Inc.	1.500%	3/10/26	170,000	170,335
Royal Bank of Canada	1.150%	7/14/26	125,000	122,462
Simon Property Group LP	3.375%	12/1/27	155,000	166,909
State Street Corp. (effective 11/1/2029, US SOFR + 1.49) (a)	3.031%	11/1/34	85,000	88,707
TD Ameritrade Holding Corp.	2.950%	4/1/22	125,000	125,245
Toronto-Dominion Bank	1.150%	6/12/25	55,000	54,605
Truist Financial Corp. (effective 3/2/2026, US SOFR + 0.609) (a)	1.267%	3/2/27	115,000	112,953
Wells Fargo & Co. (effective 5/19/2024, US SOFR + 0.51) (a)	0.805%	5/19/25	145,000	143,453
Total Financials				2,998,966
Health Care — 2.2%
AbbVie Inc.	4.400%	11/6/42	150,000	179,898
Bristol-Myers Squibb Co.	3.900%	2/20/28	105,000	117,205
Bristol-Myers Squibb Co.	3.400%	7/26/29	125,000	137,132
CVS Health Corp.	4.780%	3/25/38	105,000	128,557
Evernorth Health Inc.	3.050%	11/30/22	185,000	187,707
Gilead Sciences Inc.	4.600%	9/1/35	100,000	121,358
UnitedHealth Group Inc.	3.500%	8/15/39	95,000	105,808
Total Health Care				977,665
Industrials — 0.6%
Johnson Controls International PLC	1.750%	9/15/30	150,000	143,895
Xylem Inc/NY	1.950%	1/30/28	115,000	113,888
Total Industrials				257,783
Information Technology — 2.3%
Apple Inc.	2.850%	2/23/23	185,000	188,917
Autodesk Inc.	2.400%	12/15/31	175,000	174,900
Mastercard Inc.	1.900%	3/15/31	155,000	156,202
Microsoft Corp.	4.200%	11/3/35	175,000	214,968
QUALCOMM Inc.	3.450%	5/20/25	175,000	186,699
Salesforce.com Inc.	1.500%	7/15/28	120,000	118,734
Total Information Technology				1,040,420

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1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.3%
Nutrien Ltd.	4.200%	4/1/29	$110,000	$124,309
Total Materials				124,309
Real Estate Investment Trusts (REITS) — 0.8%
Prologis LP	2.250%	4/15/30	115,000	115,825
Prologis LP	1.250%	10/15/30	115,000	107,198
Welltower Inc.	2.700%	2/15/27	125,000	130,400
Total Real Estate Investment Trusts (REITS)				353,423
Utilities — 2.6%
Avangrid Inc.	3.800%	6/1/29	125,000	136,156
DTE Electric Co.	1.900%	4/1/28	125,000	123,958
DTE Electric Co.	4.050%	5/15/48	120,000	143,587
Duke Energy Carolinas LLC	3.350%	5/15/22	275,000	277,954
Georgia Power Co.	3.250%	4/1/26	100,000	105,760
MidAmerican Energy Co.	3.650%	4/15/29	90,000	99,353
NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	120,000	118,929
Public Service Co of Colorado	3.200%	3/1/50	55,000	57,718
Union Electric Co.	2.625%	3/15/51	115,000	111,008
Total Utilities				1,174,423
Total Corporate Bonds (Cost — $8,655,027)				9,137,193
Foreign Government Agency Issues — 1.6%
International Bank for Reconstruction & Development	0.625%	4/22/25	175,000	172,206
International Bank for Reconstruction & Development	3.125%	11/20/25	270,000	289,266
International Finance Corp.	2.000%	10/24/22	255,000	258,319
Total Foreign Government Agency Issues (Cost — $698,490)				719,791
Mortgage Backed Securities — 0.2%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	20,291	21,605
Gold Pool A35826	5.000%	7/1/35	10,733	11,709
Gold Pool A49479	5.000%	6/1/36	10,246	11,297
Gold Pool A65694	6.000%	9/1/37	13,248	14,821
Federal National Mortgage Association (FNMA)
Pool 995262	5.500%	1/1/24	2,170	2,227
Pool 891596	5.500%	6/1/36	14,167	16,151
Pool 900936	6.500%	2/1/37	2,545	2,813
Pool 946594	6.000%	9/1/37	11,737	13,604
Total Mortgage Backed Securities (Cost — $84,996)				94,227

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Schedule of investments (cont'd)

December 31, 2021

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 2.9%
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	$70,000	$100,774
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	110,000	146,327
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	365,000	514,809
United States Treasury Bonds	7.625%	11/15/22	125,000	132,867
United States Treasury Bonds	3.500%	2/15/39	131,000	164,799
United States Treasury Bonds	4.375%	11/15/39	177,000	247,378
Total U.S. Government & Agency Obligations (Cost — $1,036,520)				1,306,954
Security			Shares
Short-Term Investment — 3.9%
Fidelity Investments Money Market - Government Portfolio — Class I (b)	0.010%		1,761,979	1,761,979
Total Short-Term Investment (Cost — $1,761,979)				1,761,979
Total Investments — 100.0% (Cost — $24,095,031)				45,063,995
Liabilities in Excess of Other Assets — (0.0)%				(19,415)
Total Net Assets — 100.0%				$45,044,580

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  The rate is the annualized seven-day yield at period end.

Abbreviations used in this schedule:

LLC  — Limited Liability Corporation

LP  — Limited Partnership

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of assets and liabilities

December 31, 2021

Assets:
Investments in securities at value (cost $24,095,031)	$45,063,995
Receivable for Fund shares sold	444
Dividends and interest receivable	84,691
Prepaid expenses	615
Total assets	45,149,745
Liabilities:
Payable for Fund shares repurchased	37
Advisory fees payable	11,806
Accrued other expenses	93,322
Total liabilities	105,165
Net Assets	$45,044,580
Components of Net Assets:
Paid-in capital	$23,035,735
Total distributable earnings	22,008,845
Net Assets	$45,044,580
Total Fund:
Net Assets	$45,044,580
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,211,147
Net Asset Value, Redemption Price and Offering Price Per Share	$37.19

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividend income (Net of foreign tax of $494)	$245,444
Interest income	302,183
Total Investment Income	547,627
Expenses:
Advisory fees (Note 3)	285,062
Transfer agent fees and expenses (Note 3)	102,799
Administration and fund accounting fees (Note 3)	87,697
Legal fees	21,043
Audit fees	17,502
Trustees' fees (Note 3)	15,896
Shareholder reporting fees	14,953
Compliance fees (Note 3)	6,074
Custody fees (Note 3)	4,143
Insurance fees	2,159
Miscellaneous fees	6,725
Total Expenses	564,053
Expenses waived by the Adviser (Note 3)	(174,580)
Net Expenses	389,473
Net Investment Income	158,154
Realized and Unrealized Gain on Investments
Net realized gain on investments	4,338,892
Net change in unrealized appreciation/depreciation on investments	2,975,570
Net Realized and Unrealized Gain on Investments	7,314,462
Net Increase in Net Assets Resulting from Operations	$7,472,616

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statements of changes in net assets

For the Year Ended December 31,	2021	2020
Increase in Net Assets from:
Operations:
Net investment income	$158,154	$278,515
Net realized gain on investments	4,338,892	2,708,185
Net change in unrealized appreciation/depreciation on investments	2,975,570	5,019,660
Net Increase in Net Assets Resulting from Operations	7,472,616	8,006,360
Distributions to shareholders	(4,299,341)	(2,717,567)
Capital Transactions:
Net proceeds from shares sold	905,540	865,196
Reinvestment of distributions	4,299,341	2,717,567
Cost of shares repurchased	(5,508,159)	(3,690,475)
Net Decrease in Net Assets from Capital Transactions	(303,278)	(107,712)
Total Increase in Net Assets	2,869,997	5,181,081
Net Assets:
Beginning of year	42,174,583	36,993,502
End of year	$45,044,580	$42,174,583
Capital Share Transactions:
Shares sold	23,969	26,021
Shares reinvested	118,766	80,235
Shares repurchased	(146,076)	(115,222)
Net Decrease in Shares Outstanding	(3,341)	(8,966)

The Accompanying Notes are an Integral Part of these Financial Statements.

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Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31,

	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.73	$30.24	$25.06	$27.88	$25.93
Income (loss) from investment operations:
Net investment income[1]	0.13	0.24	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	6.20	6.63	6.36	(0.42)	4.03
Total income (loss) from investment operations	6.33	6.87	6.65	(0.14)	4.32
Less distributions:
From net investment income	(0.14)	(0.25)	(0.28)	(0.30)	(0.30)
From net realized gain on investments	(3.73)	(2.13)	(1.19)	(2.38)	(2.07)
Total distributions	(3.87)	(2.38)	(1.47)	(2.68)	(2.37)
Net asset value, end of year	$37.19	$34.73	$30.24	$25.06	$27.88
Total return[2]	18.53%	22.93%	26.70%	-0.94%	16.74%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$45,045	$42,175	$36,994	$35,111	$39,356
Ratios to average net assets
Gross expenses	1.29%	1.38%	1.34%	1.30%	1.29%
Net expenses[3,4]	0.89	0.89	0.89[5]	0.89	0.89
Net investment income	0.36	0.74	1.00	0.96	1.04
Portfolio turnover rate	11%	22%	12%	19%	26%

1  Per share amounts have been calculated using the average shares method.

2  Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

3  The Adviser has agreed to limit expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to no more than 0.89% of the Fund's average net assets. This expense limitation arrangement cannot be terminated prior to April 30, 2023 without the Board of Trustees' consent.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Notes to financial statements

Note 1. Organization

1919 Variable Socially Responsive Balanced Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Fund seeks capital appreciation and retention of net investment income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser" or "1919") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

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Notes to financial statements (cont'd)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*
Common Stocks	$32,039,236	$—	$—	$32,039,236
Collateralized Mortgage Obligations	—	4,615	—	4,615
Corporate Bonds	—	9,137,193	—	9,137,193
Foreign Government Agency Issues	—	719,791	—	719,791
Mortgage Backed Securities	—	94,227	—	94,227
U.S. Government & Agency Obligations	—	1,306,954	—	1,306,954
Total long-term investments	$32,039,236	$11,262,780	$—	$43,302,016
Short-term investment	$1,761,979	$—	$—	$1,761,979
Total investments	$33,801,215	$11,262,780	$—	$45,063,995

*  See Schedule of investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

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on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risk. The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distribution to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to financial statements (cont'd)

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	0.65%
Next $100 million	0.61
Next $100 million	0.51
Over $300 million	0.46

The Adviser has agreed to waive fees and reimburse operating expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or

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extraordinary expenses such as litigation) so that total annual operating expenses do not exceed 0.89% (the "expense cap"). This expense limitation arrangement cannot be terminated prior to April 30, 2023, without the Board of Trustees' consent.

The Adviser is permitted to recapture amounts waived or reimbursed to the Fund over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the established cap on expenses for that year or the cap in place when the waiver is incurred.

At December 31, 2021, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,
2022:	$157,757
2023:	185,711
2024:	174,580
Total	518,048

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator, fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") acts as the Fund's distributor and principal underwriter. For the year ended, December 31, 2021, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$87,697
Transfer agent*	$9,556
Compliance	$6,074
Custody	$4,143

*  Statement of operations includes service fees paid to participating insurance companies.

At December 31, 2021, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$14,742
Transfer agent	$6,700
Compliance	$1,013
Custody	$720

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $15,896 for their services and reimbursement of travel expenses during the year ended December 31, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

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Notes to financial statements (cont'd)

Note 4. Investment transactions

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$4,747,221	$—
Sales	8,867,329	550,646

Note 5. Income tax information and distributions to shareholders

At December 31, 2021, the components of distributable accumulated earnings (deficit) on a tax basis were as follows:

Cost of Investments for tax purposes	$24,095,031
Gross tax unrealized appreciation	21,153,098
Gross tax unrealized depreciation	(184,134)
Net tax unrealized appreciation on investments	20,968,964
Undistributed ordinary income	152,834
Undistributed long-term capital gains	918,654
Other accumulated earnings (loss)	(31,607)
Total distributable earnings	$22,008,845

GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These difference are related to the treatment of paydown losses from mortgage backed securities. These classifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
1,093	(1,093)

As of December 31, 2021, the Fund has no capital loss carryforward balance.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020, was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distribution Paid From:
Ordinary Income	$442,660	$421,846
Net Long Term Capital Gains	3,856,681	2,295,721
Total	$4,299,341	$2,717,567

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
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Note 6. Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund's financial statements.

Note 7. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

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Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Variable Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 1919 Variable Socially Responsive Balanced Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the

1919 Variable Socially Responsive Balanced Fund 2021 Annual Report
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custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 15, 2022

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23

Other information (unaudited)

December 31, 2021

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (844) 828-1919 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2021 was 65.97%.

For the year ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 53.05%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2021, was 45.35%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the "program"). The Board has designated a Liquidity Risk Committee ("Committee") of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund's liquidity risk, which is the risk that a fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in a fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for

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24

Other information (unaudited) (cont'd)

December 31, 2021

meeting shareholder redemptions, among other means. The Committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund was noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

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Approval of Investment Advisory Agreement (unaudited)
1919 Variable Socially Responsive Balanced Fund
Annual Report — Period Ended December 31, 2021

At a meeting held on August 12 and 13, 2021, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("Adviser"), for the 1919 Variable Socially Responsive Balanced Fund (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan,

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including how the Adviser has continued to operate through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the August meeting it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that the Fund outperformed relative to its benchmark index for the 1-, 3-, 5-, and 10-year periods, and outperformed relative to its peer group median/average for the 1-, 3-, 5-, and 10-year periods as of June 30, 2021. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for the Fund. The Board noted that the Fund's advisory fee was lower than its peer group median/average and that the Fund's net expense ratio was higher than its peer group median/average but was well within the peer group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered whether, based on the asset size of the Fund, economies of scale had been achieved. The Board considered that, in addition to the Adviser's commitment to maintain its cap on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser's profitability, the Trustees reviewed the Adviser's financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

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Trustee and officer information (unaudited)

December 31, 2021

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years	Retired
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present)
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Brian S. Ferrie
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

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Independent Trustees4 cont'd

Wan-Chong Kung
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1960
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during past 5 years	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)

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Trustee and officer information (unaudited) (cont'd)

December 31, 2021

Officers cont'd

Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund's administrator, fund accountant, and transfer agent.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling 1-844-828-1919.

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Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and/or
Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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31

1919
Variable Socially Responsive Balanced Fund

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave. NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

1919 Financial Services Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$12,400	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Socially Responsive Balanced Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1919 Financial Services Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Socially Responsive Balanced Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

1919 Financial Services Fund

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Maryland Tax-Free Income Fund

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/9/2022

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	3/8/2022